UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock Strategic Global Bond Fund, Inc.

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic Global

Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2018, the Fund’s Institutional and Class K Shares outperformed the Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, while Investor A Shares performed in line with the benchmark and Investor C and Investor C1 Shares underperformed. For the same period, the Fund outperformed its custom benchmark, comprised of 80% Bloomberg Barclays Global Aggregate Bond ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index. The following discussion of relative performance pertains to the custom benchmark.

What factors influenced performance?

The most significant positive contributor to the Fund’s relative performance was an overweight allocation to U.S. Treasuries, with a continued preference for the front end of the yield curve given the relatively attractive risk versus reward profile. Underweight positions to global sovereign bonds and investment grade credit also contributed positively to performance.

The primary detractor from the Fund’s relative performance in the period was an overweight to emerging markets. The sector saw elevated volatility in the second quarter of 2018 driven by idiosyncratic geopolitical risks and tightening global financial conditions stemming from a stronger U.S. dollar and higher developed market interest rates.

The Fund held derivatives for risk management purposes as well as to manage exposures, most notably in financial futures contracts and foreign currency transactions, with the goal of generating return. The use of derivatives contributed to the Fund’s performance as the Fund’s duration (and corresponding interest rate sensitivity) and currency exposures were supported through the reporting period.

The Fund had a somewhat elevated cash position during the period as part of efforts to manage duration and corresponding interest rate risk. The Fund’s cash position had no material impact on Fund performance for the period.

Describe recent portfolio activity.

During the first quarter of 2018, after interest rate exposure was trimmed in January, the Fund’s duration was tactically increased as rates gradually moved lower, with a preference for the front end of the yield curve. The Fund reduced its exposure to U.S. inflation-protected securities on price strength as inflation expectations ticked higher in the quarter. Given rising volatility and higher interest rates, exposure to investment grade corporate bonds and agency mortgage-backed securities was reduced. During the second quarter, the Fund proactively reduced risk in the emerging markets allocation given broad-based selling pressure in the sector. In anticipation of higher U.S. rates and increased global risk aversion, exposure to the U.S. dollar was increased as a means to manage risk while exposure to the euro and Japanese yen was reduced.

Describe portfolio positioning at period end.

As of period end, the Fund remained underweight in duration given the potential for higher rates, although the underweight was significantly less than at the beginning of the period. The Fund also remained overweight emerging market bonds, albeit to a much lesser degree than at the beginning of the period given recent volatility in the sector. The Fund was overweight the U.S. dollar and underweight the euro and Japanese yen.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2018 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Performance Summary for the Period Ended June 30, 2018

				Average Annual Total Returns (a)(b)
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	3.19%	2.83%	(1.30)%	0.99%	N/A	1.94%	N/A	2.98%		N/A
Investor A	2.82	2.38	(1.42)	0.57	(3.45)%	1.70	0.87%	2.73		2.31%
Investor C	2.18	1.70	(1.79)	(0.18)	(1.16)	0.93	0.93	1.95		1.95
Investor C1	2.36	1.74	(1.69)	0.02	N/A	1.13	N/A	2.15		N/A
Class K	3.23	2.89	(1.27)	1.04	N/A	1.96	N/A	2.99		N/A
Bloomberg Barclays Global Aggregate Bond Index(c)	—	—	(1.46)	1.36	N/A	1.50	N/A	2.58		N/A
Custom Benchmark(d)	—	—	(2.03)	0.98	N/A	1.47	N/A	—	(e)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

(d)	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.
(e)	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of June 30, 2018 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example

	Actual				Hypothetical (c)
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/18)	Ending Account Value (06/30/18)	Expenses Paid During the Period (a)	Ending Account Value (06/30/18)	Expenses Paid During the Period (b)
Institutional	$1,000.00	$987.00	$3.65	$2.66	$1,000.00	$1,021.12	$3.71	$1,022.12	$2.71
Investor A	1,000.00	985.80	4.83	3.89	1,000.00	1,019.93	4.91	1,020.88	3.96
Investor C	1,000.00	982.10	8.50	7.57	1,000.00	1,016.22	8.65	1,017.16	7.70
Investor C1	1,000.00	983.10	7.47	6.59	1,000.00	1,017.26	7.60	1,018.15	6.71
Class K	1,000.00	987.30	3.45	2.42	1,000.00	1,021.32	3.51	1,022.36	2.46

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.74% for Institutional, 0.99% for Investor A, 1.74% for Investor C, 1.54% for Investor C1 and 0.69% for Class K), multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio (0.53% for Institutional, 0.78% for Investor A, 1.53% for Investor C, 1.33% for Investor C1 and 0.48% for Class K), multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period shown).

(c)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
U.S. Treasury Obligations	38%
Foreign Agency Obligations	22
U.S. Government Sponsored Agency Securities	16
Corporate Bonds	14
Asset-Backed Securities	3
Non-Agency Mortgage-Backed Securities	2
Capital Trusts	1
Investment Companies	1
Floating Rate Loan Interests	1
Other(a)	2

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Warrants and Options Purchased

GEOGRAPHIC ALLOCATION

Country	Percent of Total Investments
United States	65%
Japan	9
Argentina	3
Italy	2
France	2
Indonesia	2
United Kingdom	2
Germany	2
Mexico	1
South Africa	1
Netherlands	1
Canada	1
Switzerland	1
Brazil	1
Luxembourg	1
Egypt	1
Other	5

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance shown prior to the November 13, 2015 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual results of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares of the Fund were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2018 and held through June 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appears in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value
Common Stocks — 0.1%

Italy — 0.0%
Intesa Sanpaolo SpA		26,334	$75,225

Netherlands — 0.1%
ABN AMRO Group NV CVA(a)		2,925	71,352
ING Groep NV, ADR		3,867	52,984

			124,336
United States — 0.0%
Encompass Health Corp.		455	8,262

Total Common Stocks — 0.1% (Cost — $201,802)			207,823

	Par (000)
Asset-Backed Securities — 3.8%
Allegro CLO VI, Ltd., Series 2017-2A, Class A, 2.86%, 01/17/31(a)(b)	USD	400	400,308
AMMC CLO XII, Ltd., Series 2013-12A, Class AR, 3.55%, 11/10/30(a)(b)		500	501,790
Anchorage Capital CLO 3-R, Ltd., Series 2014-3RA, Class A, 3.41%, 01/28/31(a)(b)		400	398,875
Anchorage Capital CLO 4-R, Ltd., Series 2014-4RA, Class A, 3.41%, 01/28/31(a)(b)		400	399,802
Apidos CLO XII, Series 2013-12A, Class AR, 3.12%, 04/15/31(a)(b)		500	499,766
Ares XXXVII CLO, Ltd., Series 2015-4A, Class A1R, 3.52%, 10/15/30(a)(b)		400	401,205
ArrowMark Colorado Holdings, Series 2017-8A, Class A1, 3.09%, 10/25/30(a)(b)		400	400,364
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.34%, 10/24/29(a)(b)		400	402,239
Benefit Street Partners CLO VIII, Ltd., Series 2015-8A, Class A1AR, 3.46%, 01/20/31(a)(b)		500	500,247
Carlyle Global Market Strategies CLO 2015-4, Ltd., Series 2015-4A, Class D, (3 mo. LIBOR US + 6.10%), 8.46%, 10/20/27(a)(d)		400	403,754
CBAM 2017-1, Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.25%), 3.61%, 07/20/30(a)(d)		400	400,969
CIFC Funding 2018-I, Ltd., Series 2018-1A, Class A, 3.16%, 04/18/31(a)(b)		400	398,510
Dryden 53 CLO Ltd., Series 2017-53A, Class A, 3.46%, 01/15/31(a)(b)		601	600,289
LCM 26, Ltd., Series 26A, Class A1, 3.00%, 01/20/31(a)(b)		600	600,363
Madison Park Funding XI Ltd., Series 2013-11A, Class ER, 8.81%, 07/23/29(a)(b)		400	401,429
Navient Private Education Loan Trust, Series 2016-AA, Class B, 3.50%, 12/16/58(a)(b)		125	121,777
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, 3.53%, 10/18/30(a)(b)		550	551,647
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, 8.05%, 11/14/29(a)(b)		600	605,703
Rockford Tower CLO Ltd.(a):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 7.74%, 04/15/29(d)		400	401,061
Series 2017-3A, Class A, 3.15%, 10/20/30(b)		400	400,017
RR 3, Ltd., Series 2018-3A, Class A1R2, 3.44%, 01/15/30(a)(b)		400	399,981
Shackleton 2013-III CLO, Ltd., Series 2013-3A, Class AR, 2.84%, 07/15/30(a)(b)		400	400,436

Security	Par (000)		Value
Asset-Backed Securities (continued)
Steele Creek Clo 2017-1, Ltd., Series 2017-1A, Class A, 2.88%, 01/15/30(a)(b)	USD	400	$400,430
Tiaa Clo III Ltd., Series 2017-2A, Class A, 3.50%, 01/16/31(a)(b)		400	399,329
Voya Clo 2017-4, Ltd., Series 2017-4A, Class A1, 3.48%, 10/15/30(a)(b)		400	401,227
Wellfleet CLO 2017-3, Ltd., Series 2017-3A, Class A1, 2.88%, 01/17/31(a)(b)		400	400,352
York CLO-2, Ltd., Series 2015-1A, Class AR, 3.51%, 01/22/31(a)(b)		600	599,626

Total Asset-Backed Securities — 3.8% (Cost — $11,804,343)			11,791,496

Corporate Bonds — 16.2%

Argentina — 0.9%
Arcor SAIC, 6.00%, 07/06/23(a)		101	100,949
Banco Hipotecario SA, 37.75%, 11/07/22(a)(b)	ARS	8,302	237,404
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(a)	USD	63	51,125
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(a)		390	389,021
Genneia SA, 8.75%, 01/20/22(a)		448	432,168
Tarjeta Naranja SA(Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 37.25%, 04/11/22(a)(d)		358	189,740
Tecpetrol SA, 4.88%, 12/12/22(a)		225	207,495
YPF SA:
8.88%, 12/19/18(a)		326	330,890
8.50%, 03/23/21(a)		266	270,389
8.75%, 04/04/24		227	224,276
8.75%, 04/04/24(a)		246	243,048

			2,676,505
Australia — 0.0%
Macquarie Bank, Ltd., 2.40%, 01/21/20(a)		30	29,610

Austria — 0.1%
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21(a)		224	230,552
Volksbank Wien AG, 2.75%, 10/06/27(b)	EUR	100	114,853

			345,405
Bermuda — 0.2%
Digicel Group Ltd.(a):
8.25%, 09/30/20	USD	251	189,505
7.13%, 04/01/22(e)		221	144,755
Inkia Energy Ltd., 5.88%, 11/09/27(a)		400	373,000

			707,260
Brazil — 0.0%
Odebrecht Offshore Drilling Finance(a):
6.72%, 12/01/22	BRL	152	137,307
7.72%, 12/01/26(f)		5	1,256
Odebrecht Oil & Gas Finance Ltd., 0.00%(a)(g)(h)		26	321

			138,884
British Virgin Islands — 0.1%
Huarong Finance Co. Ltd., 4.00%, 07/17/19	USD	200	199,586

Canada — 0.5%
Frontera Energy Corp., 9.70%, 06/25/23(a)		383	379,649
Largo Resources Ltd., 9.25%, 06/01/21(a)		50	50,000
Stoneway Capital Corp.:
10.00%, 03/01/27(a)		617	616,685
10.00%, 03/01/27		300	299,847
Transcanada Trust, Series 16-A, (3 mo. LIBOR US + 4.64%), 5.88%, 08/15/76(i)		57	56,430

			1,402,611

CONSOLIDATED SCHEDULE OF INVESTMENTS	9

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Cayman Islands — 0.4%
Alibaba Group Holding Ltd., 3.40%, 12/06/27	USD	459	$427,668
Gol Finance, Inc., 7.00%, 01/31/25(a)		444	356,399
Odebrecht Drilling Norbe VIII/IX, Ltd., 6.35%, 12/01/21(a)		162	152,336
Tencent Holdings, Ltd., 3.60%, 01/19/28(a)		331	313,133

			1,249,536
Colombia — 0.1%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(a)		285	279,300

France — 0.8%
BNP Paribas Cardif SA, 1.00%, 11/29/24	EUR	200	219,363
BNP Paribas SA(a):
3.50%, 03/01/23	USD	400	389,882
3.38%, 01/09/25		400	377,873
4.38%, 05/12/26		250	242,547
4.63%, 03/13/27		695	682,162
BPCE SA, 3.50%, 10/23/27(a)		500	456,383
Credit Mutuel Arkea SA, 1.88%, 10/25/29(b)	EUR	100	107,300
Teleperformance, 1.88%, 07/02/25(j)		100	115,814

			2,591,324
Germany — 0.1%
Deutsche Bank AG, 4.88%, 12/01/32(b)	USD	200	171,104
IKB Deutsche Industriebank AG, 4.00%, 01/31/28(b)	EUR	200	226,904

			398,008
Hong Kong — 0.1%
CITIC Ltd., 6.63%, 04/15/21	USD	100	106,960
ICBCIL Finance Co. Ltd., 2.13%, 09/29/19		200	196,385

			303,345
Indonesia — 0.1%
Pertamina Persero PT, 5.25%, 05/23/21		200	206,250

Ireland — 0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 07/01/20		350	353,851
Bank of Ireland Group PLC, 3.13%, 09/19/27(b)	GBP	100	127,941

			481,792
Italy — 0.4%
Banca Monte dei Paschi di Siena SpA, 5.38%, 01/18/28(b)	EUR	100	94,886
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	USD	1,050	953,049
Telecom Italia SpA, 5.30%, 05/30/24(a)		325	320,531

			1,368,466
Luxembourg — 0.6%
Actavis Funding SCS, 3.45%, 03/15/22		59	58,055
European Financial Stability Facility, 0.88%, 07/26/27	EUR	270	320,756
Gilex Holding Sarl, 8.50%, 05/02/23(a)	USD	466	479,165
Hidrovias International Finance SARL, 5.95%, 01/24/25(a)		225	201,940
Puma International Financing SA, 5.00%, 01/24/26(a)		295	269,985
Rumo Luxembourg Sarl(a):
7.38%, 02/09/24		211	213,112
5.88%, 01/18/25		248	226,922

			1,769,935
Mexico — 1.3%
Axtel SAB de C.V., 6.38%, 11/14/24(a)		250	236,875
Cydsa SAB de C.V., 6.25%, 10/04/27(a)		510	459,765
Grupo Bimbo SAB de C.V., 5.95%(a)(b)(g)		203	200,462
Grupo KUO SAB de C.V., 5.75%, 07/07/27(a)		373	341,295
Mexichem SAB de CV, 5.50%, 01/15/48(a)		200	174,512

Security	Par (000)		Value
Mexico (continued)
Petroleos Mexicanos:
5.50%, 01/21/21	USD	423	$435,474
6.38%, 02/04/21		100	105,250
1.88%, 04/21/22	EUR	100	114,264
4.63%, 09/21/23	USD	200	197,200
4.88%, 01/18/24		190	187,562
6.88%, 08/04/26		60	63,060
5.35%, 02/12/28(a)		987	934,492
5.50%, 06/27/44		200	168,700
6.75%, 09/21/47		349	329,072
Unifin Financiera SAB de C.V. SOFOM ENR, 8.88%(a)(b)(g)		200	178,602

			4,126,585
Netherlands — 0.9%
Bayer Capital Corp. BV:
1.50%, 06/26/26	EUR	200	234,544
2.13%, 12/15/29		200	236,636
Deutsche Telekom International Finance BV, 1.95%, 09/19/21(a)	USD	162	154,437
ING Bank NV, 5.80%, 09/25/23(a)		400	423,853
ING Groep NV, 4.70%, 03/22/28(b)		200	198,154
NXP BV/NXP Funding LLC(a):
4.13%, 06/01/21		700	698,250
3.88%, 09/01/22		300	294,750
Petrobras Global Finance BV:
6.13%, 01/17/22		177	180,009
5.75%, 02/01/29		69	60,660
Shell International Finance BV, 2.25%, 11/10/20		60	59,039
Syngenta Finance NV, 4.44%, 04/24/23(a)		200	198,880

			2,739,212
Panama — 0.1%
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		202	203,515
Carnival Corp., 3.95%, 10/15/20		70	71,115

			274,630
Spain — 0.2%
Banco de Sabadell SA, 5.63%, 05/06/26	EUR	100	130,951
Bankia SA(5 year EUR Swap + 3.35%), 3.38%, 03/15/27(d)(i)		100	118,882
Telefonica Emisiones SAU, 4.10%, 03/08/27	USD	500	483,543

			733,376
Switzerland — 0.6%
Credit Suisse Group AG:
(5 year USD Swap + 4.60%), 7.50%(d)(g)(i)		200	206,500
3.57%, 01/09/23(a)		250	244,883
3.87%, 01/12/29(a)(b)		250	235,082
UBS Group Funding Switzerland AG(a):
2.95%, 09/24/20		500	494,730
4.25%, 03/23/28		650	645,825

			1,827,020
Turkey — 0.1%
Petkim Petrokimya Holding, 5.88%, 01/26/23(a)		200	181,730

United Kingdom — 0.7%
Anglo American Capital PLC, 3.63%, 09/11/24(a)		300	284,043
Barclays PLC:
5.20%, 05/12/26		200	196,472
2.00%, 02/07/28(b)	EUR	208	232,134
BP Capital Markets PLC:
1.68%, 05/03/19	USD	55	54,560
2.24%, 05/10/19		10	9,961

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United Kingdom (continued)
HSBC Holdings PLC:
3.95%, 05/18/24(b)	USD	200	$199,284
4.38%, 11/23/26		250	245,749
MARB BondCo PLC, 6.88%, 01/19/25(a)		448	425,600
Royal Bank of Scotland Group PLC, 3.88%, 09/12/23		453	440,054
Santander UK PLC, 5.00%, 11/07/23(a)		200	203,037
Schlumberger Oilfield UK PLC, 4.20%, 01/15/21(a)		30	30,615

			2,321,509
United States — 7.7%
Abbott Laboratories, 2.80%, 09/15/20		60	59,546
Allergan Finance LLC, 3.25%, 10/01/22		60	58,293
Amgen, Inc., 3.63%, 05/15/22		489	491,899
Anadarko Petroleum Corp., 4.85%, 03/15/21		70	72,037
Analog Devices, Inc.:
2.95%, 01/12/21		60	59,521
3.50%, 12/05/26		355	338,582
4.50%, 12/05/36		73	72,750
5.30%, 12/15/45		135	143,801
Andeavor Logistics LP, Series A, 6.88%(b)(g)		700	693,000
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
5.25%, 01/15/25		300	307,464
5.20%, 12/01/47		196	189,050
Anheuser-Busch InBev Finance, Inc.:
2.65%, 02/01/21		90	88,760
2.63%, 01/17/23		115	110,823
AT&T, Inc.:
5.88%, 10/01/19		70	72,382
5.25%, 03/01/37		84	82,618
4.75%, 05/15/46		190	169,723
Aviation Capital Group LLC, 3.88%, 05/01/23(a)		550	548,403
AXA Equitable Holdings, Inc., 3.90%, 04/20/23(a)		43	42,661
Bank of America Corp.:
2.15%, 11/09/20		60	58,618
2.63%, 04/19/21		119	116,903
3.55%, 03/05/24(b)		210	207,850
3.37%, 01/23/26(b)		400	384,847
4.45%, 03/03/26		30	30,070
3.25%, 10/21/27		164	152,843
(3 mo. LIBOR US + 1.51%), 3.71%, 04/24/28(i)		210	202,531
3.95%, 01/23/49(b)		250	225,139
Series L, 2.65%, 04/01/19		60	59,936
Series L, 3.95%, 04/21/25		190	186,074
BAT Capital Corp.(a):
2.30%, 08/14/20		750	732,919
2.76%, 08/15/22		365	349,997
Becton Dickinson & Co.:
2.68%, 12/15/19		60	59,550
3.13%, 11/08/21		10	9,855
Biogen, Inc., 3.63%, 09/15/22		30	29,952
Broadcom Corp./Broadcom Cayman Finance Ltd.:
3.13%, 01/15/25		225	208,724
3.50%, 01/15/28		200	182,126
Campbell Soup Co., 3.30%, 03/15/21		30	29,876
Caterpillar Financial Services Corp.:
1.90%, 03/22/19		60	59,729
2.25%, 12/01/19		10	9,916
1.70%, 08/09/21		50	47,888
Celgene Corp., 2.25%, 05/15/19		60	59,710
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.75%, 02/15/28		250	226,415
6.48%, 10/23/45		115	121,214
5.38%, 05/01/47		331	300,580

Security	Par (000)		Value
United States (continued)
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	USD	175	$173,469
Citigroup, Inc.:
2.55%, 04/08/19		60	59,897
2.35%, 08/02/21		119	114,949
3.20%, 10/21/26		100	92,993
4.08%, 04/23/29(b)		175	171,701
The Coca-Cola Co., 3.15%, 11/15/20		30	30,187
Comcast Corp.:
3.55%, 05/01/28		100	95,502
4.00%, 03/01/48		55	48,456
Concho Resources, Inc., 4.88%, 10/01/47		161	162,309
Consolidated Edison Co. of New York, Inc., 6.65%, 04/01/19		60	61,728
Cox Communications, Inc., 4.50%, 06/30/43(a)		175	148,380
Crown Castle International Corp.:
4.88%, 04/15/22		250	257,729
5.25%, 01/15/23		275	288,155
3.20%, 09/01/24		135	127,409
3.65%, 09/01/27		450	418,571
4.75%, 05/15/47		185	174,394
CSC Holdings LLC, 5.25%, 06/01/24		250	236,250
CVS Health Corp.:
3.13%, 03/09/20		150	149,806
3.70%, 03/09/23		426	423,840
2.88%, 06/01/26		500	455,133
4.30%, 03/25/28		425	419,224
4.78%, 03/25/38		138	135,733
5.05%, 03/25/48		125	127,212
DaVita, Inc., 5.13%, 07/15/24		220	213,400
Delta Air Lines, Inc., 3.40%, 04/19/21		258	256,838
Discovery Communications LLC:
4.95%, 05/15/42		50	46,806
4.88%, 04/01/43		55	50,993
Energy Transfer LP:
4.90%, 03/15/35		120	109,773
5.15%, 02/01/43		275	245,155
Energy Transfer Partners LP, 6.05%, 06/01/41		45	44,941
Enterprise Products Operating LLC:
5.20%, 09/01/20		30	31,262
5.38%, 02/15/78(b)		121	110,302
Series E, 5.25%, 08/16/77(b)		160	148,800
Expedia Group, Inc., 5.95%, 08/15/20		30	31,495
Express Scripts Holding Co.:
2.60%, 11/30/20		60	58,850
4.75%, 11/15/21		60	61,902
Ford Motor Credit Co. LLC, 5.75%, 02/01/21		450	472,178
General Mills, Inc., 4.20%, 04/17/28		30	29,291
General Motors Financial Co., Inc.:
4.20%, 03/01/21		60	60,836
3.55%, 04/09/21		9	8,971
3.20%, 07/06/21		30	29,610
4.38%, 09/25/21		250	254,819
3.25%, 01/05/23		30	29,072
Goldman Sachs Group, Inc.:
7.50%, 02/15/19		195	200,387
2.75%, 09/15/20		820	810,222
5.25%, 07/27/21		60	63,056
3.14%, 10/31/22(b)		550	550,112
3.20%, 02/23/23		286	278,691
3.50%, 11/16/26		143	134,737
3.85%, 01/26/27		122	117,160
4.02%, 10/31/38(b)(i)		200	182,229
Hess Corp., 5.80%, 04/01/47		180	186,001

CONSOLIDATED SCHEDULE OF INVESTMENTS	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
Humana, Inc.:
2.50%, 12/15/20	USD	20	$19,630
3.15%, 12/01/22		60	58,403
Hyundai Capital America, 3.10%, 04/05/22(a)		305	297,540
International Business Machines Corp., 2.25%, 02/19/21		105	102,738
JPMorgan Chase & Co.:
1.85%, 03/22/19		120	119,241
2.40%, 06/07/21		60	58,456
3.56%, 04/23/24(b)		250	247,658
4.01%, 04/23/29(b)		187	184,506
Kinder Morgan Energy Partners LP:
5.00%, 03/01/43		75	69,564
5.50%, 03/01/44		100	99,027
Kinder Morgan, Inc., 5.55%, 06/01/45		300	301,990
Kraft Heinz Foods Co., 3.50%, 06/06/22		60	59,406
Lockheed Martin Corp., 3.55%, 01/15/26		300	294,833
Marriott International, Inc., 2.30%, 01/15/22		40	38,364
Medtronic, Inc., 2.50%, 03/15/20		30	29,792
Molson Coors Brewing Co., 2.10%, 07/15/21		50	47,946
Morgan Stanley:
2.80%, 06/16/20		60	59,516
2.50%, 04/21/21		300	293,006
3.88%, 01/27/26		66	64,968
3.63%, 01/20/27		135	129,631
MPLX LP, 4.50%, 07/15/23		300	306,348
NBCUniversal Media LLC, 5.15%, 04/30/20		60	62,001
Newell Brands, Inc., 3.85%, 04/01/23		300	295,504
Nissan Motor Acceptance Corp.(a):
2.35%, 03/04/19		25	24,919
(3 mo. LIBOR US + 1.01%), 3.33%, 03/08/19(d)		30	30,172
Northrop Grumman Corp., 2.08%, 10/15/20		15	14,655
Patterson-UTI Energy, Inc., 3.95%, 02/01/28(a)		436	407,804
Pemex Project Funding Master Trust, 6.63%, 06/15/35		150	146,625
PepsiCo, Inc., 3.00%, 08/25/21		30	30,063
Philip Morris International, Inc., 1.88%, 11/01/19		60	59,225
Phillips 66:
2.92%, 02/26/21(b)		121	121,188
4.88%, 11/15/44		48	49,584
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 5.75%, 10/15/20		29	29,182
Ryder System, Inc., 3.75%, 06/09/23		5	4,996
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21		400	418,029
5.63%, 04/15/23		310	328,902
5.63%, 03/01/25		65	69,138
Sempra Energy, 2.85%, 01/15/21(b)		134	134,067
Sherwin-Williams Co., 2.25%, 05/15/20		60	59,003
Simon Property Group LP, 2.50%, 09/01/20		60	59,138
Southern Power Co., 2.87%, 12/20/20(a)(b)		60	60,034
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(a)		163	160,672
Starbucks Corp., 2.20%, 11/22/20		40	39,110
Sunoco Logistics Partners Operations LP, 5.35%, 05/15/45		150	136,548
Sunoco LP/Sunoco Finance Corp., 4.88%, 01/15/23(a)		68	65,280
Time Warner Cable, Inc., 4.50%, 09/15/42		45	36,974
Time Warner, Inc., 4.65%, 06/01/44		7	6,213
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(a)		51	49,565
UnitedHealth Group, Inc., 2.70%, 07/15/20		25	24,851
Verizon Communications, Inc.:
4.40%, 11/01/34		45	41,968

Security	Par (000)			Value
United States (continued)
4.13%, 08/15/46	USD	125		$107,232
Viacom, Inc.:
4.38%, 03/15/43		250		209,762
5.85%, 09/01/43		88		87,960
The Walt Disney Co., 1.95%, 03/04/20		30		29,503
Wells Fargo & Co.:
2.13%, 04/22/19		30		29,831
4.40%, 06/14/46		245		224,299
ZF North America Capital, Inc., 4.50%, 04/29/22(a)		500		509,058

				23,891,109

Total Corporate Bonds — 16.2% (Cost — $52,587,589)				50,242,988

Floating Rate Loan Interests(d) — 0.7%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.00%, 10/06/19		2,221		2,221,445

Total Floating Rate Loan Interests — 0.7% (Cost — $2,221,445)				2,221,445

Foreign Agency Obligations — 20.8%

Argentina — 2.2%
Argentina Bonar Bonds:
9.00%, 11/29/18		—	(k)	335
(Argentina Deposit Rates Badlar Pvt Banks + 2.50%), 35.10%, 03/11/19(d)	ARS	1,109		37,674
(Argentina Deposit Rates Badlar Pvt Banks + 3.25%), 35.45%, 03/01/20(d)		2,218		74,623
8.00%, 10/08/20	USD	522		545,920
7.63%, 04/18/37		37		30,529
Argentine Republic Government International Bond:
6.25%, 04/22/19		1,233		1,237,944
3.38%, 10/12/20	CHF	130		128,398
6.88%, 04/22/21	USD	1,772		1,745,420
5.63%, 01/26/22		1,809		1,690,510
8.75%, 05/07/24		740		763,463
7.13%, 06/28/17		25		19,038
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	5,667		195,933
Provincia de Rio Negro, 7.75%, 12/07/25(a)	USD	300		234,369

				6,704,156
Australia — 0.3%
Australia Government Bond:
3.25%, 10/21/18	AUD	100		74,317
4.50%, 04/15/20		270		208,530
2.00%, 12/21/21		210		154,737
5.75%, 07/15/22		320		269,382
2.75%, 04/21/24		130		98,076
4.75%, 04/21/27		220		190,236
2.25%, 05/21/28		90		64,358
3.75%, 04/21/37		80		66,166

				1,125,802
Bahrain — 0.1%
Bahrain Government International Bond, 6.75%, 09/20/29(a)	USD	255		221,850

Brazil — 0.6%
Brazil Letras do Tesouro Nacional:
0.00%, 01/01/19(h)	BRL	4,000		998,873
0.00%, 07/01/20		2,000		436,036
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 01/01/21		1,500		371,617

				1,806,526

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Canada — 0.3%
Canadian Government Bond:
5.75%, 06/01/33	CAD	170	$187,279
5.00%, 06/01/37		90	97,821
4.00%, 06/01/41		280	280,543
3.50%, 12/01/45		140	134,413
2.75%, 12/01/48		210	178,987

			879,043
Colombia — 0.4%
Colombia Government International Bond, 4.38%, 07/12/21	USD	988	1,008,254
Colombian TES, 7.00%, 09/11/19	COP	360,000	125,744

			1,133,998
Denmark — 0.1%
Denmark Government Bond:
4.00%, 11/15/19	DKK	700	116,730
1.50%, 11/15/23		200	34,162
1.75%, 11/15/25		500	88,055
4.50%, 11/15/39		450	122,191

			361,138
Egypt — 0.6%
Egypt Government International Bond:
5.75%, 04/29/20	USD	526	532,465
6.13%, 01/31/22		547	537,729
5.58%, 02/21/23(a)		474	449,115
4.75%, 04/16/26(a)	EUR	232	248,578

			1,767,887
France — 1.4%
France Government Bond OAT:
0.01%, 05/25/20		400	472,168
0.25%, 11/25/20		150	178,432
2.25%, 10/25/22		500	647,703
2.25%, 05/25/24		130	171,990
0.50%, 05/25/25		260	310,336
2.50%, 05/25/30		40	55,891
1.50%, 05/25/31		190	239,035
5.75%, 10/25/32		100	193,273
4.50%, 04/25/41		50	95,288
3.25%, 05/25/45		95	155,715
4.00%, 04/25/60		60	119,104
French Republic Government Bond OAT:
0.01%, 02/25/20		1,050	1,237,778
2.00%, 05/25/48(a)		356	461,181

			4,337,894
Germany — 1.5%
Bundesobligation, 0.01%, 04/14/23		2,302	2,726,567
Bundesrepublik Deutschland:
4.75%, 07/04/34		120	227,692
4.25%, 07/04/39		190	369,423
2.50%, 08/15/46		55	88,194
Bundesschatzanweisungen, 0.01%, 12/13/19		1,050	1,238,489

			4,650,365
Greece — 0.0%
Hellenic Republic Government Bond:
3.50%, 01/30/23		9	10,211
3.75%, 01/30/28		26	29,832
3.90%, 01/30/33		27	29,587
4.00%, 01/30/37		32	33,729
4.20%, 01/30/42		21	22,655

			126,014

Security	Par (000)		Value
Hungary — 0.1%
Hungary Government Bond:
3.50%, 06/24/20	HUF	40,000	$147,865
2.50%, 10/27/21		35,000	126,017
2.75%, 12/22/26		35,000	117,747
3.00%, 06/26/24		30,000	107,374

			499,003
Indonesia — 2.0%
Indonesia Government International Bond:
5.88%, 03/13/20	USD	138	143,664
4.88%, 05/05/21		273	280,746
2.88%, 07/08/21	EUR	100	123,901
3.70%, 01/08/22	USD	200	197,985
3.75%, 04/25/22		273	270,188
3.38%, 04/15/23		350	337,254
4.75%, 01/08/26		200	202,697
4.75%, 07/18/47		200	188,865
Indonesia Treasury Bond:
8.38%, 09/15/26	IDR	18,676,000	1,326,087
7.00%, 05/15/27		21,841,000	1,430,410
6.13%, 05/15/28		22,427,000	1,388,972
6.63%, 05/15/33		165,000	9,989
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/24	USD	200	199,500

			6,100,258
Italy — 1.5%
Italy Buoni Poliennali Del Tesoro, 0.50%, 04/20/23	EUR	4,208	4,836,037

Japan — 4.7%
Japan Government Two Year Bond, 0.10%, 03/15/20	JPY	137,000	1,242,250
Japanese Government CPI Linked Bond:
0.10%, 09/10/24		440,226	4,161,099
0.10%, 03/10/26		715,105	6,804,525
0.10%, 03/10/27		256,671	2,450,452

			14,658,326
Lebanon — 0.2%
Lebanon Government International Bond:
6.10%, 10/04/22	USD	364	312,174
6.25%, 11/04/24		271	219,347
6.85%, 03/23/27		90	71,026

			602,547
Mexico — 0.4%
Mexico Government International Bond:
2.38%, 04/09/21	EUR	100	123,675
4.15%, 03/28/27	USD	400	393,800
1.88%, 02/23/22		150	182,284
4.00%, 10/02/23		150	150,450
6.05%, 01/11/40		100	110,250
4.60%, 01/23/46		200	184,000

			1,144,459
Netherlands — 0.0%
Netherlands Government Bond, 2.75%, 01/15/47(a)	EUR	50	83,599

New Zealand — 0.1%
New Zealand Government Bond:
6.00%, 05/15/21	NZD	140	105,518
2.75%, 04/15/25		100	68,949

			174,467
Norway — 0.0%
Norway Government Bond, 2.00%, 05/24/23(a)	NOK	600	75,945

CONSOLIDATED SCHEDULE OF INVESTMENTS	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oman — 0.1%
Oman Government International Bond, 3.63%, 06/15/21	USD	200	$193,714

Qatar — 0.4%
Qatar Government International Bond:
3.88%, 04/23/23(a)		671	670,511
3.25%, 06/02/26		300	282,355
5.10%, 04/23/48		200	199,392

			1,152,258
Russia — 0.1%
Russian Foreign Bond — Eurobond, 5.00%, 04/29/20		400	409,077

Saudi Arabia — 0.5%
Saudi Government International Bond:
4.00%, 04/17/25		200	199,012
3.63%, 03/04/28		722	686,535
4.50%, 04/17/30(a)		554	553,354
5.00%, 04/17/49		200	194,524

			1,633,425
Singapore — 0.1%
Singapore Government Bond:
2.75%, 07/01/23	SGD	160	119,968
2.38%, 06/01/25		60	43,926
2.75%, 03/01/46		40	28,578

			192,472
South Africa — 1.6%
Republic of South Africa Government Bond:
6.25%, 03/31/36	ZAR	16,893	890,183
8.50%, 01/31/37		10,608	700,778
8.75%, 02/28/48		2,080	138,000
Republic of South Africa Government International Bond:
6.88%, 05/27/19	USD	428	439,556
5.50%, 03/09/20		1,173	1,202,640
5.88%, 05/30/22		380	397,577
South Africa Government Bond, 6.50%, 02/28/41	ZAR	21,169	1,100,625

			4,869,359
Sri Lanka — 0.1%
Sri Lanka Government Bonds, 11.25%, 06/15/27	LKR	7,000	46,720
Sri Lanka Government International Bond, 6.75%, 04/18/28	USD	200	188,730

			235,450
Sweden — 0.1%
Sweden Government Bond:
3.50%, 06/01/22	SEK	1,100	141,193
1.00%, 11/12/26		960	113,238
3.50%, 03/30/39		250	39,840

			294,271
Turkey — 0.4%
Turkey Government International Bond:
7.00%, 03/11/19	USD	141	142,873
5.88%, 04/02/19	EUR	70	83,898
7.00%, 06/05/20	USD	276	282,531
6.25%, 09/26/22		739	741,100

			1,250,402
United Kingdom — 0.9%
United Kingdom Gilt:
1.75%, 09/07/22	GBP	200	273,056
0.75%, 07/22/23		280	364,409
1.75%, 09/07/37		60	79,478
4.75%, 12/07/38		30	60,358
3.25%, 01/22/44		165	284,010

Security	Par (000)		Value
United Kingdom (continued)
3.50%, 01/22/45	GBP	700	$1,263,017
1.50%, 07/22/47		60	74,847
3.75%, 07/22/52		110	223,144
3.50%, 07/22/68	USD	60	131,663
4.00%, 01/22/60		20	45,563
2.50%, 07/22/65		90	155,146

			2,954,691

Total Foreign Agency Obligations — 20.8% (Cost — $66,255,928)			64,474,433

		Shares
Investment Companies — 0.8%
iShares JP Morgan USD Emerging Markets Bond ETF(p)		6,998	711,622
iShares MSCI Brazil ETF(p)		5,833	176,275
iShares MSCI Emerging Markets ETF(p)		34,604	1,484,919

Total Investment Companies — 0.8% (Cost — $2,671,346)			2,372,816

		Par (000)
Municipal Bonds — 0.2%
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45(a)	USD	180	191,018
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/48		261	296,455
Series B, 5.00%, 12/01/43		80	90,094
Series B, 5.00%, 12/01/48		50	56,077

Total Municipal Bonds — 0.2% (Cost — $596,487)			633,644

Non-Agency Mortgage-Backed Securities — 2.6%

Cayman Islands — 0.2%
Bsprt Issuer Ltd., Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.35%) 3.42%, 06/15/27(a)(d)		130	130,109
GPMT 2018-FL1, Ltd., Series 2018-FL1, Class A, 2.99%, 11/21/35(a)(b)		293	292,455

			422,564
United States — 2.4%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)		250	224,923
Atrium Hotel Portfolio Trust, Series 2017-ATRM(a)(b):
Class D, 4.02%, 12/15/36		200	199,748
Class E, 5.12%, 12/15/36		150	149,811
BAMLL Commercial Mortgage Securities Trust 2017-SCH, Series 2017-SCH, Class DL, 4.07%, 11/15/32(a)(b)		150	150,000
BBCMS Mortgage Trust, Series 2018-TALL, Class D, 3.52%, 03/15/37(a)(b)		500	499,215
BXP Trust, Series 2017-CC(a)(b)(m):
Class D, 3.55%, 08/13/37		110	102,732
Class E, 3.55%, 08/13/37		220	197,141
Citigroup Commercial Mortgage Trust:
Series 2016-C3, Class C, 4.27%, 11/15/49(b)		250	240,999
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	374,329
Series 2016-GC37, Class D, 2.79%, 04/10/49(a)		365	280,983
Series 2016-P6, Class C, 4.29%, 12/10/49(b)		265	258,350
Citigroup Commercial Mortgage Trust 2015-P1, Series 2015-P1, Class A5		375	377,475

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
United States (continued)
COMM Mortgage Trust(b):
Series 2016-DC2, Class B, 4.64%, 02/10/49	USD	100	$102,901
Series 2016-DC2, Class C, 4.64%, 02/10/49		100	97,009
Series 2017-DLTA, Class E, 4.04%, 08/15/35(a)		220	217,793
Commercial Mortgage Trust:
Series 2014-CR21, Class A3, 3.53%, 12/10/47		375	374,172
Series 2017-DLTA, Class F, 4.65%, 08/15/35(a)(b)		230	227,369
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class B, 4.25%, 08/15/48(b)		250	249,482
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 09/10/49		375	353,860
DBUBS Mortgage Trust, Series 2017-BRBK(a)(b)(m):
Class E, 3.53%, 10/10/34		400	368,441
Class F, 3.53%, 10/10/34		240	215,842
GS Mortgage Securities Corp. Trust, Series 2017-500K(a)(d):
Class D, (1 mo. LIBOR + 1.30%), 3.37%, 07/15/32		90	89,944
Class E, (1 mo. LIBOR + 1.50%), 3.57%, 07/15/32		120	119,962
Class F, (1 mo. LIBOR + 1.80%), 3.87%, 07/15/32		90	90,000
Class G, (1 mo. LIBOR + 2.50%), 4.57%, 07/15/32		50	50,016
GS Mortgage Securities Trust, Series 2017-GS7(a):
Class D, 3.00%, 08/10/50		225	184,888
Class E, 3.00%, 08/10/50		180	143,400
MAD Mortgage Trust, Series 2017-330M(a)(b):
Class D, 4.11%, 08/15/34		110	108,450
Class E, 4.17%, 08/15/34		130	123,754
Merrill Lynch Mortgage Trust 2005-CIP1, Series 2005-CIP1, Class D, 5.60%, 07/12/38(b)		19	18,992
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C16, Series 2014-C16, Class A5, 3.89%, 06/15/47		375	381,550
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25, Series 2015-C25, Class A5, 3.64%, 10/15/48		400	399,624
Morgan Stanley Capital I, Inc., Series 2017-JWDR, Class E, 5.12%, 11/15/34(a)(b)		120	120,567
Olympic Tower Mortgage Trust, Series 2017-OT(a)(b):
Class D, 3.95%, 05/10/39		130	125,447
Class E, 3.95%, 05/10/39		160	146,752
Wells Fargo Commercial Mortgage Trust, Series 2018-BXI, Class E, 4.23%, 12/15/36(a)(b)		100	99,560

			7,465,481

Total Non-Agency Mortgage-Backed Securities — 2.6% (Cost — $7,965,991)			7,888,045

Preferred Securities — 1.7%

Capital Trusts — 1.7%
Belgium — 0.0%
KBC Group NV, 5.63%(d)(g)(i)		100	118,757

Canada — 0.0%
TransCanada PipeLines Ltd., 4.55%, 05/15/67(i)		100	93,490

Denmark — 0.1%
Danske Bank A/S, 7.00%(b)(g)		200	196,500

France — 0.0%
Electricite de France SA, 4.25%(d)(g)(i)		100	121,451

Security	Par (000)		Value
Germany — 0.2%
Bertelsmann SE & Co. KGaA, 3.00%, 04/23/75(d)(i)	USD	400	$468,463
Volkswagen International Finance NV(d)(g)(i):
2.70%		100	113,860
3.75%		30	36,162

			618,485
Italy — 0.4%
Intesa Sanpaolo SpA, 7.75%(d)(g)(i)		500	629,152
UniCredit SpA(d)(g)(i):
6.63%		200	231,516
9.25%		200	260,712

			1,121,380
Luxembourg — 0.0%
SES SA, 4.63%(d)(g)(i)		100	120,232

Netherlands — 0.0%
Telefonica Europe BV, 4.20%(d)(g)(i)		100	120,400

New Zealand — 0.1%
EFG International AG, 5.00%, 04/05/2027(d)(i)		200	195,268

Spain — 0.3%
Banco Bilbao Vizcaya Argentaria SA, 8.88%(d)(g)(i)		200	261,598
Banco de Sabadell SA, 6.50%(d)(g)(i)		200	233,280
Banco Santander SA(g):
4.75%(b)		200	215,545
6.25%(d)(i)		100	118,678
Repsol International Finance BV, 3.88%(d)(g)(i)		100	121,263

			950,364
Switzerland — 0.1%
UBS Group AG, 7.00%(d)(g)(i)		200	202,768

United Kingdom — 0.3%
Centrica PLC, Series ., 3.00%, 04/10/2076(d)(i)		200	238,301
HSBC Holdings PLC(g):
6.00%(i)		200	185,500
6.50%(b)		200	192,000
Royal Bank of Scotland Group PLC, 8.00%(g)(i)		200	210,000

			825,801
United States — 0.2%
Bank of America Corp., Series FF, 5.88%(b)(g)		250	244,375
Energy Transfer Partners LP, Series A, 6.25%(b)(g)		300	277,875

			522,250

Total Capital Trusts — 1.7% (Cost — $5,550,861)			5,207,146

		Shares
Preferred Stocks — 0.0%
United States — 0.0%
Federal Home Loan Mortgage Corp.(b)
Series S, 8.25%		2,400	12,008
Series Z, 8.38%		2,400	11,875

Total Preferred Stocks — 0.0% (Cost — $31,704)			23,883

Total Preferred Securities — 1.7% (Cost — $5,582,565)			5,231,029

CONSOLIDATED SCHEDULE OF INVESTMENTS	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
U.S. Government Sponsored Agency Securities — 16.7%

Collateralized Mortgage Obligations — 0.2%
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%)(d)	USD	500,333	$546,621

Mortgage-Backed Securities — 16.5%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		163	154,467
2.50%, 09/01/27 - 02/01/33		1,130	1,101,881
3.00%, 10/01/29 - 07/01/48(n)		10,935	10,817,628
3.50%, 07/01/29 - 07/01/48(n)		3,434	3,441,211
4.00%, 04/01/29 - 07/01/48(n)		15,033	15,351,012
4.50%, 12/01/18 - 07/01/48(n)		859	901,833
5.00%, 09/01/35 - 07/01/48(n)		552	587,845
5.50%, 12/01/38		174	189,724
6.00%, 07/01/39 - 07/01/48(n)		132	143,435
6.50%, 11/01/38		21	23,649
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/24 - 07/01/33(n)		552	536,435
3.00%, 07/01/33 - 07/01/48(n)		2,098	2,044,212
3.50%, 04/01/31 - 07/01/48(n)		4,504	4,513,772
4.00%, 08/01/40 - 07/01/48(n)		1,436	1,468,208
4.50%, 09/01/40 - 07/01/48(n)		517	538,597
5.00%, 05/01/38 - 05/01/39		77	82,422
5.50%, 01/01/39		51	54,948
Ginnie Mae Mortgage-Backed Securities:
3.00%, 02/15/45 - 07/01/48(n)		2,294	2,253,209
3.50%, 01/15/42 - 07/01/48(n)		4,125	4,150,397
4.00%, 10/20/40 - 07/01/48(n)		2,041	2,095,914
4.50%, 07/01/48(n)		640	665,205
5.00%, 10/20/44		79	83,976

			51,199,980

Total U.S. Government Sponsored Agency Securities — 16.7% (Cost — $52,098,339)			51,746,601

U.S. Treasury Obligations — 43.7%
U.S. Treasury Inflation Indexed Bonds:
0.38%, 01/15/27		3,605	3,502,315
0.50%, 01/15/28		305	298,038
U.S. Treasury Inflation Protected Security:
0.13%, 04/15/20		10,046	9,939,369
0.13%, 04/15/21		12,177	11,986,997
0.13%, 04/15/22		637	623,576
U.S. Treasury Notes:
2.00%, 01/31/20		9,000	8,932,148
2.25%, 02/29/20		24,000	23,901,562
2.25%, 03/31/20		5,655	5,629,376
2.50%, 05/31/20(e)		7,685	7,680,998
1.75%, 11/30/21		5	4,852
1.88%, 02/28/22		500	486,055
2.63%, 02/28/23		20,000	19,919,531
2.75%, 05/31/23(e)		34,303	34,346,444
1.38%, 08/31/23		75	70,049
2.75%, 02/15/28		360	356,920
2.88%, 05/15/28(e)		1,410	1,412,809
2.75%, 11/15/47(e)		650	620,242
3.13%, 05/15/48(e)		893	917,699
U.S. Treasury Bonds, 3.00%, 02/15/48(e)		4,650	4,665,521

Total U.S. Treasury Obligations — 43.7% (Cost — $135,396,341)			135,294,501

Security	Shares		Value
Rights — 0.0%

Italy — 0.0%
Intesa Sanpaolo SpA (Expires 07/17/18)(o)		27,000	$—

Total Rights — 0.0% (Cost — $—)			—

Warrants — 0.0%

Venezuela — 0.0%
Venezuela Government International Bond(b)		4,000	4,500

Total Warrants — 0.0% (Cost — $—)			4,500

Total Long-Term Investments — 107.3% (Cost — $337,382,176)			332,109,321

Short-Term Securities — 10.0%

Certificates of Deposit — 1.1%
BNP Paribas SA, NY		580,167	580,232
Royal Bank of Canada (3 mo. LIBOR US + 0.18%)(d)		580,166	580,134
Sumitomo Mitsui Banking Corp.		590,167	590,075
Toronto-Dominion Bank (3 mo. LIBOR US + 0.17%)(d)		580,166	580,315
Wells Fargo Bank NA:
2.70%, 04/16/19		590	590,326
(3 mo. LIBOR US + 0.21%), 2.57%, 04/23/19(d)		590	590,326

			3,511,408
Commercial Paper — 0.4%
AT&T, Inc.(l)		250,333	247,003
Societe Generale SA(l)		580,334	567,955
Sumitomo Mitsui Banking Corp.(l)		580,333	567,900

			1,382,858

		Par (000)
Foreign Agency Obligations — 6.5%
Japan — 6.5%
Japan Treasury Discount Bill(h)(l):
(0.14%), 07/02/18		606,700	5,479,835
(0.13%), 10/01/18		603,000	5,448,208
(0.16%), 07/09/18		302,900	2,735,900
(0.13%), 08/13/18		437,000	3,947,636
(0.14%), 09/03/18		256,000	2,312,745

			19,924,324
Nigeria — 0.0%
Nigeria Treasury Bills(l):
15.31%, 03/21/19	NGN	30,653	77,612
15.52%, 03/21/19		30,655	77,618

			155,230

		Shares
Money Market Funds — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(c)(p)		6,229,311	6,229,311

Total Short-Term Securities — 10.0% (Cost — $31,473,115)			31,203,131

Options Purchased — 1.4% (Cost — $4,101,318)			4,210,732

Total Investments Before TBA Sale Commitments and Options Written — 118.7% (Cost — $372,956,609)			367,523,184

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value
TBA Sale Commitments — (1.6%)
Fannie Mae Mortgage-Backed Securities(n):
2.50%, 07/17/33	USD	302	$(293,507)
3.00%, 07/12/48		144	(139,436)
4.00%, 07/12/48		1,276	(1,300,884)
5.00%, 07/12/48		21	(22,245)
2.00%, 07/17/33		73	(69,131)
3.50%, 07/12/48		18	(17,659)
5.50%, 07/12/48		25	(26,807)
Freddie Mac Mortgage-Backed Securities, 3.50%, 7/17/33 - 7/12/48(o)		1,912	(1,906,140)
Ginnie Mae Mortgage-Backed Securities(o):
3.50%, 07/19/48		622	(624,770)
4.00%, 07/19/48		445	(456,090)

Total TBA Sale Commitments — (1.6)% (Proceeds — $4,836,729)			(4,856,669)

Options Written — (1.1)% (Premiums Received — $3,062,206)			(3,547,381)

Total Investments, Net of TBA Sale Commitments and Options Written — 116.0% (Cost — $365,057,674)			359,119,134
Liabilities in Excess of Other Assets — (16.0)%			(49,571,390)

Net Assets — 100.0%			$309,547,744

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(c)	Annualized 7-day yield as of period end.
(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(g)	Perpetual security with no stated maturity date.
(h)	Zero-coupon bond.
(i)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(j)	When-issued security.
(k)	Amount is less than $500.
(l)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(m)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(n)	Represents or includes a TBA transaction.
(o)	Non-income producing security.

(p)

During the six months ended June 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 12/31/17	Shares Purchased		Shares Sold	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,780,855	4,448,455	(b)	—	6,229,310	$6,229,310	$47,765	$—	$—
iShares JP Morgan USD Emerging Markets Bond ETF	6,665	—		—	6,665	711,622	12,571	—	(62,184)
iShares MSCI Brazil ETF	—	5,500		—	5,500	176,275	2,920	—	(64,057)
iShares MSCI Emerging Markets ETF	—	68,270		(34,000)	34,270	1,484,919	9,934	(168,646)	(222,126)
iShares Short Maturity Bond ETF	—	201,000		(201,000)	—	—	48,952	(22,343)	—

						$8,602,126	$122,142	$(190,989)	$(348,367)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	1.25%	05/22/18	Open	$111,370	$111,521	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.97%	06/29/18	7/02/18	7,694,206	7,694,206	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.07%	06/29/18	7/02/18	1,418,812	1,418,976	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	2.15%	06/29/18	7/02/18	34,431,737	34,434,280	U.S. Treasury Obligations	Open/Demand
JPMorgan Chase Bank N.A.	2.10%	06/29/18	7/02/18	923,035	923,143	U.S. Treasury Obligations	Open/Demand
JPMorgan Chase Bank N.A.	2.20%	06/29/18	7/02/18	624,000	624,076	U.S. Treasury Obligations	Open/Demand
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.90%	06/29/18	7/02/18	4,725,461	4,725,960	U.S. Treasury Obligations	Open/Demand

				$49,928,621	$49,932,162

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

CONSOLIDATED SCHEDULE OF INVESTMENTS	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
90-Day Euro Future	8	12/17/18	$1,947	$(1,560)
90-Day Sterling	12	12/19/18	1,962	(903)
10-Year Australian Treasury Bond	29	09/17/18	2,776	40,096
10-Year Canada Bond Future	31	09/19/18	3,224	55,014
2-Year U.S. Treasury Note	70	09/28/18	14,828	4,812
3-Year Australian Treasury Bonds	4	09/17/18	330	1,271
5-Year U.S. Treasury Note	7	09/28/18	795	(1,103)
Euro BOBL	33	09/06/18	5,093	21,188
Euro BTP Futures	9	09/06/18	1,337	13,173
Euro Bund Futures	47	09/06/18	8,922	76,448
German Euro Schatz Futures	9	09/26/18	1,462	(2,886)
Long U.S. Treasury Bond	4	09/19/18	580	1,245
NASDAQ 100 E-Mini Index	1	09/21/18	141	(3,207)
Ultra Long U.S. Treasury Bond	72	09/19/18	11,489	315,890
3-Month Euribor	21	12/16/19	6,139	8,095

				527,573

Short Contracts:
10-Year Japanese Government Treasury Bonds	14	09/12/18	19,074	(21,086)
10-Year U.S. Treasury Note	320	09/19/18	38,460	(150,641)
30-Year Euro Buxl Bond	6	09/06/18	1,245	(32,534)
Euro OAT Futures	8	09/06/18	1,444	(4,923)
Euro-Schatz Futures	7	09/06/18	916	(742)
S&P 500 E-Mini Index	19	09/21/18	2,586	17,617
Short Term Euro BTP	56	09/06/18	7,237	(47,133)
90-Day Euro Future	8	12/16/19	1,941	2,040
90-Day Sterling	12	12/18/19	1,957	87
90-Day Euro Future	25	12/14/20	6,064	(1,546)
90-Day Euro Future	49	09/14/20	11,886	2,946

				(235,915)

				$291,658

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TRY	1,069,382	USD	228,320	BNP Paribas S.A.	07/02/18	$4,466
TRY	1,327,310	USD	285,400	BNP Paribas S.A.	07/02/18	3,532
TRY	1,338,727	USD	285,400	Barclays Bank PLC	07/02/18	6,017
USD	40,271	ARS	1,122,156	BNP Paribas S.A.	07/02/18	1,476
USD	43,800	ARS	1,125,441	BNP Paribas S.A.	07/02/18	4,891
USD	426,901	ARS	11,895,692	BNP Paribas S.A.	07/02/18	15,641
USD	460,000	ARS	9,882,180	BNP Paribas S.A.	07/02/18	118,352
USD	228,320	TRY	1,043,002	BNP Paribas S.A.	07/02/18	1,277
USD	570,800	TRY	2,607,506	BNP Paribas S.A.	07/02/18	3,192
EUR	965,000	USD	1,124,663	Bank of America N.A.	07/03/18	2,264
IDR	3,687,475,000	USD	256,004	JPMorgan Chase Bank N.A.	07/03/18	1,322
IDR	279,514,000	USD	19,405	Morgan Stanley & Co. International PLC	07/03/18	100
TWD	1,782,000	USD	58,369	BNP Paribas S.A.	07/03/18	79
USD	171,000	BRL	601,513	BNP Paribas S.A.	07/03/18	15,801
USD	277,860	BRL	1,071,372	BNP Paribas S.A.	07/03/18	1,430
USD	280,942	BRL	1,083,257	BNP Paribas S.A.	07/03/18	1,446
USD	281,160	BRL	1,084,097	BNP Paribas S.A.	07/03/18	1,447
USD	503,451	BRL	1,941,206	BNP Paribas S.A.	07/03/18	2,591
USD	693,413	BRL	2,673,660	BNP Paribas S.A.	07/03/18	3,569

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	267,000	BRL	1,000,850	Goldman Sachs International	07/03/18	$8,766
USD	267,000	BRL	1,008,886	Goldman Sachs International	07/03/18	6,693
USD	285,000	BRL	1,068,323	Goldman Sachs International	07/03/18	9,357
USD	223,620	BRL	862,235	Royal Bank of Scotland PLC	07/03/18	1,151
USD	405,618	CLP	262,820,000	JPMorgan Chase Bank N.A.	07/03/18	3,380
USD	425,000	CLP	259,972,500	JPMorgan Chase Bank N.A.	07/03/18	27,120
USD	1,185,625	EUR	965,000	Goldman Sachs International	07/03/18	58,698
USD	265,000	IDR	3,687,475,000	JPMorgan Chase Bank N.A.	07/03/18	7,674
USD	20,000	IDR	279,514,000	Morgan Stanley & Co. International PLC	07/03/18	494
USD	143,000	RUB	8,906,755	Bank of America N.A.	07/03/18	1,176
USD	60,000	TWD	1,782,000	BNP Paribas S.A.	07/03/18	1,552
USD	702,000	CLP	431,730,000	Deutsche Bank AG	07/05/18	41,251
USD	1,018,704	CLP	663,390,000	Deutsche Bank AG	07/05/18	3,407
USD	428,100	ZAR	5,450,783	BNP Paribas S.A.	07/05/18	30,839
USD	85,620	ZAR	1,160,345	Royal Bank of Scotland PLC	07/05/18	1,052
USD	342,480	ZAR	4,618,091	Royal Bank of Scotland PLC	07/05/18	5,907
USD	2,856,000	RUB	177,905,952	JPMorgan Chase Bank N.A.	07/09/18	24,989
RUB	35,888,500	USD	561,372	Morgan Stanley & Co. International PLC	07/12/18	9,536
RUB	20,342,383	USD	317,577	UBS AG	07/12/18	6,026
USD	2,159,717	RUB	125,910,427	BNP Paribas S.A.	07/12/18	156,756
MXN	5,694,582	USD	285,000	Barclays Bank PLC	07/13/18	1,278
MXN	5,807,870	USD	285,000	Barclays Bank PLC	07/13/18	6,973
RUB	23,184,701	USD	368,500	Goldman Sachs International	07/13/18	278
USD	307,000	RUB	19,298,020	BNP Paribas S.A.	07/13/18	44
USD	1,798,000	MXN	35,725,900	Morgan Stanley & Co. International PLC	07/17/18	3,103
USD	30,000	ARS	840,000	BNP Paribas S.A.	07/18/18	1,428
USD	135,933	EUR	114,681	The Toronto-Dominion Bank	07/18/18	1,864
MXN	21,559,020	USD	1,050,000	Deutsche Bank AG	07/19/18	32,806
USD	1,050,000	MXN	19,229,700	UBS AG	07/19/18	84,184
USD	54,643	ZAR	687,624	HSBC Bank USA N.A.	07/23/18	4,642
USD	30,357	ZAR	381,869	UBS AG	07/23/18	2,589
USD	85,000	ZAR	1,110,279	UBS AG	07/23/18	4,266
USD	255,000	ARS	5,464,650	BNP Paribas S.A.	07/31/18	71,685
USD	255,000	ARS	5,464,650	Citibank N.A.	07/31/18	71,685
USD	483,000	ARS	10,499,657	JPMorgan Chase Bank N.A.	07/31/18	130,783
USD	526,500	CLP	330,842,070	Credit Suisse International	07/31/18	20,115
MXN	17,174,088	USD	856,200	Morgan Stanley & Co. International PLC	08/02/18	4,505
USD	77,000	BRL	283,853	Goldman Sachs International	08/02/18	4,022
USD	856,200	BRL	3,284,383	Goldman Sachs International	08/02/18	11,786
USD	1,502,000	BRL	5,528,562	Goldman Sachs International	08/02/18	80,608
USD	449,280	CNY	2,872,498	Standard Chartered Bank	08/03/18	16,707
USD	492,600	ZAR	6,127,746	Citibank N.A.	08/03/18	47,643
USD	2,856,000	RUB	178,834,152	JPMorgan Chase Bank N.A.	08/07/18	19,040
USD	129,000	ARS	3,539,760	BNP Paribas S.A.	08/08/18	11,175
USD	1,121,000	ARS	29,615,475	JPMorgan Chase Bank N.A.	08/08/18	135,214
USD	752,610	EUR	641,700	Barclays Bank PLC	08/08/18	1,271
MXN	5,705,845	USD	285,000	Barclays Bank PLC	08/10/18	600
MXN	11,500,970	USD	570,000	Royal Bank of Scotland PLC	08/10/18	5,669
USD	285,000	MXN	5,625,270	Goldman Sachs International	08/10/18	3,433
CHF	580,000	EUR	485,327	Bank of America N.A.	08/14/18	19,248
CHF	150,000	EUR	126,108	Barclays Bank PLC	08/14/18	4,284
CHF	560,000	EUR	474,244	UBS AG	08/14/18	11,963
EUR	632,694	CHF	730,000	UBS AG	08/14/18	1,370
EUR	206,261	GBP	180,000	Barclays Bank PLC	08/14/18	3,609
EUR	102,735	GBP	90,000	HSBC Bank USA N.A.	08/14/18	1,341
EUR	204,170	GBP	180,000	HSBC Bank USA N.A.	08/14/18	1,159
EUR	206,191	GBP	180,000	HSBC Bank USA N.A.	08/14/18	3,528
EUR	216,296	GBP	190,000	JPMorgan Chase Bank N.A.	08/14/18	2,142
EUR	216,357	GBP	190,000	JPMorgan Chase Bank N.A.	08/14/18	2,213
EUR	9,753	SEK	100,000	Barclays Bank PLC	08/14/18	224

CONSOLIDATED SCHEDULE OF INVESTMENTS	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	19,659	SEK	200,000	Barclays Bank PLC	08/14/18	$629
EUR	39,338	SEK	400,000	Deutsche Bank AG	08/14/18	1,281
EUR	2,957	SEK	30,000	The Toronto-Dominion Bank	08/14/18	103
EUR	3,917	SEK	40,000	The Toronto-Dominion Bank	08/14/18	108
SEK	3,479,829	EUR	328,655	Deutsche Bank AG	08/14/18	4,748
USD	10,566	BRL	40,000	Barclays Bank PLC	08/14/18	294
USD	11,071	BRL	40,000	Barclays Bank PLC	08/14/18	799
USD	24,798	BRL	95,000	Deutsche Bank AG	08/14/18	401
USD	390,011	EUR	325,000	Bank of America N.A.	08/14/18	9,313
USD	216,517	EUR	182,250	Barclays Bank PLC	08/14/18	3,032
USD	1,136,490	EUR	950,000	Barclays Bank PLC	08/14/18	23,678
USD	311,017	EUR	260,000	Citibank N.A.	08/14/18	6,458
USD	529,012	EUR	445,000	Citibank N.A.	08/14/18	7,747
USD	652,883	EUR	553,727	Citibank N.A.	08/14/18	4,258
USD	905,859	EUR	770,000	Deutsche Bank AG	08/14/18	3,895
USD	185,818	EUR	155,000	HSBC Bank USA N.A.	08/14/18	4,254
USD	1,031,470	EUR	880,000	HSBC Bank USA N.A.	08/14/18	655
USD	1,820	EUR	1,543	JPMorgan Chase Bank N.A.	08/14/18	12
USD	149,238	GBP	110,000	Barclays Bank PLC	08/14/18	3,793
USD	303,453	GBP	222,310	Barclays Bank PLC	08/14/18	9,509
USD	529,117	GBP	390,000	Barclays Bank PLC	08/14/18	13,448
USD	303,320	GBP	222,310	Deutsche Bank AG	08/14/18	9,375
USD	2,290,626	GBP	1,690,000	Deutsche Bank AG	08/14/18	56,060
USD	599,447	GBP	440,000	HSBC Bank USA N.A.	08/14/18	17,667
USD	300,194	GBP	220,000	Morgan Stanley & Co. International PLC	08/14/18	9,304
USD	108,604	GBP	80,000	Royal Bank of Canada	08/14/18	2,826
USD	52,933	IDR	740,000,000	Goldman Sachs International	08/14/18	1,486
USD	75,415	MYR	300,000	Morgan Stanley & Co. International PLC	08/14/18	1,179
USD	139,064	MYR	550,000	UBS AG	08/14/18	2,966
USD	81,338	TRY	355,000	Bank of America N.A.	08/14/18	5,441
USD	4,928	TRY	23,000	Barclays Bank PLC	08/14/18	10
USD	23,766	TRY	105,000	Deutsche Bank AG	08/14/18	1,318
USD	8,555	TRY	40,000	HSBC Bank USA N.A.	08/14/18	3
USD	22,585	TRY	100,000	HSBC Bank USA N.A.	08/14/18	1,205
USD	142,016	ZAR	1,800,000	Royal Bank of Canada	08/14/18	11,497
USD	585,140	ZAR	7,450,000	Standard Chartered Bank	08/14/18	44,939
USD	2,922,753	ZAR	37,119,754	Barclays Bank PLC	08/16/18	231,888
ZAR	6,659,176	USD	480,631	HSBC Bank USA N.A.	08/16/18	2,102
USD	268,124	EUR	226,296	State Street Bank and Trust Co.	08/17/18	2,986
USD	920,008	IDR	12,886,550,686	BNP Paribas S.A.	08/20/18	25,087
USD	968,754	IDR	13,575,145,039	Deutsche Bank AG	08/20/18	26,013
USD	1,952,006	IDR	27,343,696,687	Deutsche Bank AG	08/20/18	53,093
USD	920,139	IDR	12,886,550,746	JPMorgan Chase Bank N.A.	08/20/18	25,219
USD	1,052,738	TRY	4,276,750	BNP Paribas S.A.	08/20/18	140,682
USD	636,500	TRY	2,566,050	Citibank N.A.	08/20/18	89,266
USD	817,562	TRY	3,294,201	Citibank N.A.	08/20/18	115,043
USD	713,357	TRY	2,777,000	JPMorgan Chase Bank N.A.	08/20/18	121,136
USD	1,548,200	IDR	22,125,326,200	Deutsche Bank AG	08/31/18	14,794
RUB	3,893,688	USD	61,500	Barclays Bank PLC	09/12/18	44
USD	779,000	ARS	17,451,314	BNP Paribas S.A.	09/14/18	217,905
USD	129,000	ARS	3,902,250	Citibank N.A.	09/17/18	3,918
AUD	1,275,000	USD	943,602	Goldman Sachs International	09/19/18	186
AUD	4,192,000	USD	3,095,909	Nomura International PLC	09/19/18	7,118
CAD	4,159,748	USD	3,150,000	Barclays Bank PLC	09/19/18	18,308
CAD	4,058,131	USD	3,080,000	Royal Bank of Scotland PLC	09/19/18	10,911
CAD	570,000	USD	428,993	The Toronto-Dominion Bank	09/19/18	5,152
CHF	986,700	USD	1,000,000	BNP Paribas S.A.	09/19/18	3,034
EUR	390,000	USD	455,062	Citibank N.A.	09/19/18	3,038
EUR	405,000	USD	470,922	Deutsche Bank AG	09/19/18	4,797
EUR	378,500	USD	440,051	Goldman Sachs International	09/19/18	4,541

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	24,460,620	USD	28,595,084	Goldman Sachs International	09/19/18	$136,728
EUR	256,500	USD	298,215	Morgan Stanley & Co. International PLC	09/19/18	3,074
EUR	622,000	USD	723,430	Morgan Stanley & Co. International PLC	09/19/18	7,181
EUR	5,305,000	USD	6,210,564	Nomura International PLC	09/19/18	20,769
EUR	2,650,000	USD	3,088,165	State Street Bank and Trust Co.	09/19/18	24,565
KRW	2,227,800,000	USD	2,000,000	Deutsche Bank AG	09/19/18	5,175
MXN	22,341,606	USD	1,070,000	Royal Bank of Scotland PLC	09/19/18	41,370
NOK	1,103,113	AUD	183,000	Goldman Sachs International	09/19/18	401
NOK	1,194,304	AUD	198,250	Royal Bank of Scotland PLC	09/19/18	344
NOK	1,194,322	AUD	198,250	Royal Bank of Scotland PLC	09/19/18	346
USD	5,879,000	BRL	22,164,418	Goldman Sachs International	09/19/18	205,886
USD	316,659	JPY	34,520,000	HSBC Bank USA N.A.	09/19/18	3,186
USD	4,850,000	JPY	532,544,550	State Street Bank and Trust Co.	09/19/18	14,003
USD	520,169	NZD	750,000	Australia and New Zealand Bank Group	09/19/18	12,156
USD	61,955	PLN	230,000	BNP Paribas S.A.	09/19/18	475
USD	16,211	PLN	60,000	The Toronto-Dominion Bank	09/19/18	173
USD	4,510,000	ZAR	62,215,739	State Street Bank and Trust Co.	09/19/18	19,781
USD	739,000	CNY	4,708,391	Nomura International PLC	09/28/18	32,251
USD	2,870,541	EUR	2,313,870	The Toronto-Dominion Bank	09/28/18	150,694
USD	1,434,634	JPY	151,537,500	Bank of America N.A.	09/28/18	57,591
USD	1,434,723	JPY	151,753,500	Bank of America N.A.	09/28/18	55,717
USD	1,435,734	JPY	151,753,500	HSBC Bank USA N.A.	09/28/18	56,728
USD	1,434,369	JPY	151,537,500	JPMorgan Chase Bank N.A.	09/28/18	57,326
USD	1,436,638	JPY	151,753,500	Nomura International PLC	09/28/18	57,632
USD	1,437,781	JPY	151,753,500	UBS AG	09/28/18	58,776
USD	1,400,017	EUR	1,075,000	Deutsche Bank AG	12/13/19	87,392
USD	1,409,390	EUR	1,075,000	Deutsche Bank AG	02/25/20	88,060
USD	1,404,847	JPY	140,000,000	Barclays Bank PLC	03/16/20	72,738

						4,085,664

ARS	1,122,156	USD	43,800	BNP Paribas S.A.	07/02/18	(5,005)
ARS	1,125,441	USD	40,389	BNP Paribas S.A.	07/02/18	(1,480)
ARS	9,882,180	USD	354,642	BNP Paribas S.A.	07/02/18	(12,994)
ARS	11,895,692	USD	460,000	BNP Paribas S.A.	07/02/18	(48,740)
BRL	601,513	USD	156,002	BNP Paribas S.A.	07/03/18	(803)
BRL	1,071,372	USD	285,000	BNP Paribas S.A.	07/03/18	(8,570)
BRL	1,083,257	USD	285,000	BNP Paribas S.A.	07/03/18	(5,504)
BRL	1,084,097	USD	286,200	BNP Paribas S.A.	07/03/18	(6,487)
BRL	1,941,206	USD	529,040	BNP Paribas S.A.	07/03/18	(28,180)
BRL	2,673,660	USD	734,280	BNP Paribas S.A.	07/03/18	(44,437)
BRL	1,125,750	USD	291,963	Deutsche Bank AG	07/03/18	(1,503)
BRL	1,000,850	USD	259,570	Goldman Sachs International	07/03/18	(1,336)
BRL	1,008,886	USD	261,654	Goldman Sachs International	07/03/18	(1,347)
BRL	1,068,323	USD	277,069	Goldman Sachs International	07/03/18	(1,426)
BRL	2,850,766	USD	739,345	Goldman Sachs International	07/03/18	(3,806)
BRL	338,892	USD	87,891	Morgan Stanley & Co. International PLC	07/03/18	(452)
BRL	862,235	USD	257,000	Royal Bank of Scotland PLC	07/03/18	(34,531)
BRL	1,121,332	USD	290,817	UBS AG	07/03/18	(1,497)
CLP	259,972,500	USD	401,223	JPMorgan Chase Bank N.A.	07/03/18	(3,344)
CLP	262,820,000	USD	425,000	JPMorgan Chase Bank N.A.	07/03/18	(22,762)
IDR	3,942,975,000	USD	285,000	Nomura International PLC	07/03/18	(9,845)
MXN	2,090,288	USD	114,000	Goldman Sachs International	07/03/18	(8,750)
RUB	13,260,480	USD	228,000	Credit Suisse International	07/03/18	(16,850)
USD	285,000	BRL	1,125,750	Deutsche Bank AG	07/03/18	(5,460)
USD	729,320	BRL	2,850,766	Goldman Sachs International	07/03/18	(6,219)
USD	86,000	BRL	338,892	Morgan Stanley & Co. International PLC	07/03/18	(1,439)
USD	286,200	BRL	1,121,332	UBS AG	07/03/18	(3,120)
USD	273,742	IDR	3,942,975,000	Nomura International PLC	07/03/18	(1,414)
USD	114,000	MXN	2,330,399	Morgan Stanley & Co. International PLC	07/03/18	(3,340)
USD	85,000	RUB	5,554,750	Bank of America N.A.	07/03/18	(3,450)

CONSOLIDATED SCHEDULE OF INVESTMENTS	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	431,730,000	USD	662,966	Deutsche Bank AG	07/05/18	$(2,217)
CLP	663,390,000	USD	1,053,000	Deutsche Bank AG	07/05/18	(37,703)
ZAR	5,484,988	USD	428,100	BNP Paribas S.A.	07/05/18	(28,347)
ZAR	5,483,927	USD	428,100	Goldman Sachs International	07/05/18	(28,424)
RUB	178,300,080	USD	2,856,000	JPMorgan Chase Bank N.A.	07/09/18	(18,717)
RUB	34,839,772	USD	560,215	Bank of America N.A.	07/12/18	(5,990)
RUB	34,839,772	USD	561,208	Citibank N.A.	07/12/18	(6,983)
USD	570,000	MXN	11,449,747	Royal Bank of Scotland PLC	07/13/18	(5,601)
USD	61,500	RUB	3,869,592	Barclays Bank PLC	07/13/18	(50)
MXN	12,042,038	USD	606,000	Goldman Sachs International	07/17/18	(999)
EUR	111,217	USD	130,713	UBS AG	07/18/18	(695)
USD	136,048	CHF	135,375	Nomura International PLC	07/18/18	(823)
USD	1,806,200	MXN	36,064,034	Citibank N.A.	07/23/18	(4,002)
ZAR	1,248,919	USD	103,214	BNP Paribas S.A.	07/23/18	(12,399)
ZAR	809,029	USD	66,786	UBS AG	07/23/18	(7,957)
JPY	54,670,577	USD	498,400	Standard Chartered Bank	07/27/18	(3,819)
USD	192,600	TRY	914,452	Deutsche Bank AG	07/27/18	(4,381)
USD	192,600	TRY	915,711	Deutsche Bank AG	07/27/18	(4,653)
USD	899,000	KRW	1,006,880,000	JPMorgan Chase Bank N.A.	07/30/18	(5,613)
ARS	22,645,956	USD	850,073	BNP Paribas S.A.	07/31/18	(90,401)
CLP	330,905,250	USD	526,500	Royal Bank of Scotland PLC	07/31/18	(20,018)
BRL	281,166	USD	77,000	BNP Paribas S.A.	08/02/18	(4,712)
BRL	5,597,954	USD	1,502,000	UBS AG	08/02/18	(62,768)
USD	285,400	TRY	1,355,908	Barclays Bank PLC	08/02/18	(5,946)
CNY	2,878,537	USD	449,280	Deutsche Bank AG	08/03/18	(15,798)
USD	1,127,275	EUR	965,000	Bank of America N.A.	08/03/18	(2,180)
ZAR	1,164,664	USD	85,620	Royal Bank of Scotland PLC	08/03/18	(1,050)
RUB	75,996,400	USD	1,214,000	BNP Paribas S.A.	08/07/18	(8,421)
BRL	175,000	USD	49,145	Morgan Stanley & Co. International PLC	08/14/18	(4,204)
EUR	468,592	CHF	560,000	Bank of America N.A.	08/14/18	(18,584)
EUR	905,000	USD	1,064,117	Barclays Bank PLC	08/14/18	(4,017)
EUR	1,955,000	USD	2,338,776	Barclays Bank PLC	08/14/18	(48,726)
EUR	490,000	USD	577,722	Citibank N.A.	08/14/18	(3,746)
EUR	558,214	USD	656,482	Citibank N.A.	08/14/18	(2,601)
EUR	725,000	USD	860,390	Citibank N.A.	08/14/18	(11,139)
EUR	657,272	USD	784,927	HSBC Bank USA N.A.	08/14/18	(15,011)
EUR	879,650	USD	1,051,850	HSBC Bank USA N.A.	08/14/18	(21,445)
EUR	470,000	USD	551,236	JPMorgan Chase Bank N.A.	08/14/18	(687)
EUR	485,000	USD	571,163	JPMorgan Chase Bank N.A.	08/14/18	(3,043)
EUR	1,786	USD	2,101	Royal Bank of Scotland PLC	08/14/18	(8)
EUR	110,000	USD	130,516	The Toronto-Dominion Bank	08/14/18	(1,664)
GBP	95,370	EUR	108,178	Bank of America N.A.	08/14/18	(617)
GBP	130,000	EUR	147,270	Barclays Bank PLC	08/14/18	(620)
GBP	190,000	EUR	216,086	Barclays Bank PLC	08/14/18	(1,895)
GBP	455,000	EUR	516,008	Barclays Bank PLC	08/14/18	(2,827)
GBP	44,630	EUR	50,622	Citibank N.A.	08/14/18	(286)
GBP	180,000	EUR	205,476	Goldman Sachs International	08/14/18	(2,689)
GBP	180,000	EUR	203,649	HSBC Bank USA N.A.	08/14/18	(549)
GBP	190,000	EUR	214,905	Royal Bank of Scotland PLC	08/14/18	(513)
GBP	80,000	EUR	90,806	The Toronto-Dominion Bank	08/14/18	(591)
GBP	430,000	USD	585,219	Barclays Bank PLC	08/14/18	(16,661)
GBP	438,800	USD	597,180	Barclays Bank PLC	08/14/18	(16,987)
GBP	439,400	USD	597,826	Barclays Bank PLC	08/14/18	(16,838)
GBP	440,000	USD	598,380	Barclays Bank PLC	08/14/18	(16,599)
GBP	169,000	USD	230,391	Citibank N.A.	08/14/18	(6,935)
GBP	215,000	USD	293,151	Deutsche Bank AG	08/14/18	(8,871)
GBP	666,500	USD	907,017	Deutsche Bank AG	08/14/18	(25,751)
GBP	942,050	USD	1,268,122	Deutsche Bank AG	08/14/18	(22,516)
GBP	440,000	USD	596,988	Goldman Sachs International	08/14/18	(15,207)
GBP	33,800	USD	46,096	The Toronto-Dominion Bank	08/14/18	(1,405)

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	169,000	USD	230,187	UBS AG	08/14/18	$(6,731)
GBP	223,020	USD	303,055	UBS AG	08/14/18	(8,172)
IDR	1,020,000,000	USD	71,942	Morgan Stanley & Co. International PLC	08/14/18	(1,029)
MYR	850,000	USD	215,343	Goldman Sachs International	08/14/18	(5,009)
TRY	475,000	USD	108,833	Bank of America N.A.	08/14/18	(7,280)
TRY	355,000	USD	80,031	Citibank N.A.	08/14/18	(4,134)
USD	836,388	EUR	720,000	Barclays Bank PLC	08/14/18	(7,006)
USD	186,330	EUR	160,000	HSBC Bank USA N.A.	08/14/18	(1,091)
USD	836,104	EUR	720,000	HSBC Bank USA N.A.	08/14/18	(7,291)
USD	4,769	TRY	22,500	Barclays Bank PLC	08/14/18	(41)
USD	4,798	TRY	22,500	Barclays Bank PLC	08/14/18	(13)
ZAR	3,055,000	USD	238,667	Citibank N.A.	08/14/18	(17,149)
ZAR	3,055,000	USD	241,185	Citibank N.A.	08/14/18	(19,667)
ZAR	3,140,000	USD	245,487	Citibank N.A.	08/14/18	(17,805)
USD	1,542,200	ZAR	21,310,278	Barclays Bank PLC	08/16/18	(2,613)
ZAR	10,826,906	USD	790,862	Bank of America N.A.	08/16/18	(6,004)
IDR	3,984,952,927	USD	278,688	UBS AG	08/20/18	(1,948)
TRY	31,000	USD	8,194	BNP Paribas S.A.	08/20/18	(1,583)
TRY	12,883,000	USD	3,313,827	BNP Paribas S.A.	08/20/18	(566,408)
RUB	82,520,724	USD	1,314,987	Bank of America N.A.	08/21/18	(7,814)
RUB	54,164,945	USD	864,013	Credit Suisse International	08/21/18	(6,010)
USD	430,000	COP	1,274,348,000	Royal Bank of Scotland PLC	08/27/18	(3,758)
IDR	15,303,299,000	USD	1,094,500	Deutsche Bank AG	08/31/18	(33,898)
CLP	142,648,000	USD	220,000	JPMorgan Chase Bank N.A.	09/05/18	(1,670)
CLP	136,521,000	USD	210,000	UBS AG	09/05/18	(1,048)
ARS	6,368,325	USD	233,700	BNP Paribas S.A.	09/14/18	(28,945)
ARS	6,892,650	USD	255,000	Citibank N.A.	09/14/18	(33,387)
ARS	7,846,809	USD	290,300	JPMorgan Chase Bank N.A.	09/14/18	(38,009)
ARS	3,592,650	USD	129,000	BNP Paribas S.A.	09/17/18	(13,841)
AUD	6,866,000	USD	5,099,028	Australia and New Zealand Bank Group	09/19/18	(16,637)
CZK	11,735,949	USD	530,000	Royal Bank of Scotland PLC	09/19/18	(216)
EUR	380,000	USD	446,915	Goldman Sachs International	09/19/18	(562)
GBP	3,396,000	USD	4,514,228	Goldman Sachs International	09/19/18	(16,907)
IDR	16,197,720,000	USD	1,155,000	JPMorgan Chase Bank N.A.	09/19/18	(36,061)
JPY	945,422,999	EUR	7,366,501	BNP Paribas S.A.	09/19/18	(67,487)
JPY	335,761,591	USD	3,060,000	State Street Bank and Trust Co.	09/19/18	(10,974)
PLN	5,731,509	USD	1,550,000	The Toronto-Dominion Bank	09/19/18	(17,939)
SEK	2,276,716	USD	260,000	Royal Bank of Scotland PLC	09/19/18	(4,305)
USD	527,506	AUD	715,000	BNP Paribas S.A.	09/19/18	(1,756)
USD	450,000	CAD	596,736	JPMorgan Chase Bank N.A.	09/19/18	(4,509)
USD	101,475	CHF	100,000	The Toronto-Dominion Bank	09/19/18	(180)
USD	619,332	EUR	529,000	Citibank N.A.	09/19/18	(2,039)
USD	11,888,282	EUR	10,140,000	Citibank N.A.	09/19/18	(22,314)
USD	445,761	EUR	381,000	Goldman Sachs International	09/19/18	(1,767)
USD	595,945	EUR	510,000	Morgan Stanley & Co. International PLC	09/19/18	(3,109)
USD	692,013	EUR	590,000	Royal Bank of Scotland PLC	09/19/18	(1,010)
USD	321,338	GBP	243,000	Deutsche Bank AG	09/19/18	(466)
USD	508,742	MXN	10,650,000	Royal Bank of Scotland PLC	09/19/18	(21,035)
USD	6,720,000	TRY	32,867,896	Citibank N.A.	09/19/18	(201,503)
CNY	1,893,000	USD	300,000	Bank of America N.A.	09/28/18	(15,853)
CNY	2,781,899	USD	439,000	Bank of America N.A.	09/28/18	(21,426)
MXN	33,821,301	USD	1,737,000	HSBC Bank USA N.A.	11/26/18	(72,333)

						(2,367,732)

	Net Unrealized Appreciation					$1,717,932

CONSOLIDATED SCHEDULE OF INVESTMENTS	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Interest Rate Caps Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Call
2Y-10Y CMS Index Cap	0.44%	Citibank N.A.	7/23/18	USD	25,260	$—	$12,630	$(12,630)
2Y-10Y CMS Index Cap	0.21	Goldman Sachs International	5/29/20	USD	26,204	32,352	40,616	(8,264)

						$32,352	$53,246	$(20,894)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	72	07/20/18	USD	280.00	USD	2,016	$1,836
SPDR S&P 500 ETF Trust	70	12/20/19	USD	300.00	USD	2,100	59,500
SPDR S&P 500 ETF Trust	33	12/21/18	USD	285.00	USD	941	14,057
5-Year U.S. Treasury Note	55	08/24/18	USD	112.50	USD	6,188	4,727
5-Year U.S. Treasury Note	145	08/24/18	USD	114.00	USD	16,530	39,648
5-Year U.S. Treasury Note	136	08/24/18	USD	113.50	USD	15,436	65,875
10-Year U.S. Treasury Note	38	08/24/18	USD	118.00	USD	4,484	3,563
PowerShares QQQ ETF	39	08/17/18	USD	176.00	USD	686	10,511
10-Year U.S. Treasury Note	105	07/27/18	USD	120.00	USD	12,600	57,422
SPDR S&P 500 ETF Trust	167	07/20/18	USD	283.00	USD	4,726	1,253
SPDR S&P 500 ETF Trust	50	07/20/18	USD	279.00	USD	1,395	2,000
iShares Russell 1000 ETF	106	07/20/18	USD	170.00	USD	1,802	2,703
CBOE Volatility Index	128	07/18/18	USD	17.00	USD	218	17,280

							$280,375

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD
Currency	One-Touch	Morgan Stanley & Co. International PLC	—	10/25/18	MXN	16.50	MXN	16.50	MXN	86	$2,018
USD
Currency	One-Touch	Deutsche Bank AG	—	08/2018	BRL	3.50	BRL	3.50	BRL	41	1,350
USD
Currency	One-Touch	BNP Paribas S.A.	—	07/20/18	ZAR	11.60	ZAR	11.60	ZAR	69	—
USD
Currency	One-Touch	Deutsche Bank AG	—	07/20/18	TRY	4.30	TRY	4.30	TRY	43	411
USD
Currency	Down and Out	Morgan Stanley & Co. International PLC	—	08/10/18	TRY	4.65	TRY	4.38	TRY	688	13,975

											17,754

Put
USD
Currency	One-Touch	Morgan Stanley & Co. International PLC	—	04/07/18	TRY	4.30	TRY	4.30	TRY	69	3,276
USD
Currency	One-Touch	Deutsche Bank AG	—	08/23/18	MXN	18.75	MXN	18.75	MXN	84	615

											$3,891

											$21,645

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 07/13/48	3-Month LIBOR, 2.34%	Quarterly	3.01%	Semi-annual	Citibank N.A.	07/11/18	3.01	USD	952	$18,711

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Purchased (continued)

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
30-Year Interest Rate Swap, 07/13/48	3-Month LIBOR, 2.34%	Quarterly	3.01%	Semi-annual	Citibank N.A.	07/11/18	$3.01	USD	2,083	$40,941
10-Year Interest Rate Swap, 07/18/28	3-Month LIBOR, 2.34%	Quarterly	3.00	Semi-annual	Goldman Sachs International	07/16/18	3.00	USD	4,793	37,231
5-Year Interest Rate Swap, 08/04/23	3-Month LIBOR, 2.34%	Quarterly	2.77	Semi-annual	Citibank N.A.	08/02/18	2.77	USD	14,958	15,674

										112,557

Put
10-Year Interest Rate Swap, 07/14/28	3.17	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	Goldman Sachs International	07/12/18	3.17	USD	4,463	143
10-Year Interest Rate Swap, 07/18/28	3.08	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	Goldman Sachs International	07/16/18	3.08	USD	4,463	2,047
10-Year Interest Rate Swap, 07/26/28	3.20	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	JPMorgan Chase Bank N.A.	07/24/18	3.20	USD	10,230	1,731
10-Year Interest Rate Swap, 08/01/28	3.11	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	Morgan Stanley & Co. International PLC	07/30/18	3.11	USD	7,402	6,732
30-Year Interest Rate Swap, 09/16/48	3.17	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	Goldman Sachs International	09/14/18	3.17	USD	4,110	20,852
5-Year Interest Rate Swap, 10/19/23	2.48	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	JPMorgan Chase Bank N.A.	10/17/18	2.48	USD	4,720	98,991
5-Year Interest Rate Swap,	3.20	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	JPMorgan Chase Bank N.A.	03/14/19	3.20	USD	8,353	43,699

										174,195

										$286,752

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Citibank N.A.	—	07/03/18	ZAR	15.00	EUR	257	$19,714
USD Currency	JPMorgan Chase Bank N.A.	—	07/11/18	MXN	19.20	USD	114	3,918
USD Currency	Morgan Stanley & Co. International PLC	—	07/11/18	MXN	19.50	USD	125	2,955
USD Currency	Morgan Stanley & Co. International PLC	—	07/11/18	MXN	21.50	USD	114	30
EUR Currency	Citibank N.A.	—	07/16/18	USD	1.30	EUR	6,040	—
EUR Currency	Citibank N.A.	—	07/16/18	USD	1.30	EUR	2,600	—
EUR Currency	Citibank N.A.	—	07/16/18	USD	1.30	EUR	1,000	—
GBP Currency	Bank of America N.A.	—	07/17/18	USD	1.50	GBP	4,690	—
GBP Currency	Deutsche Bank AG	—	07/17/18	USD	1.50	GBP	2,670	—
GBP Currency	Deutsche Bank AG	—	07/17/18	USD	1.50	GBP	1,200	—
GBP Currency	UBS AG	—	07/17/18	USD	1.50	GBP	1,330	—
USD Currency	BNP Paribas S.A.	—	07/19/18	JPY	111.00	USD	10,000	49,070
USD Currency	Deutsche Bank AG	—	07/19/18	MXN	21.50	USD	342	263
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	MXN	20.00	USD	570	7,617
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	ZAR	12.70	USD	741	58,478
USD Currency	Bank of America N.A.	—	07/20/18	CAD	1.32	USD	125	623
USD Currency	JPMorgan Chase Bank N.A.	—	07/20/18	CAD	1.29	USD	8,030	184,176
USD Currency	Nomura International Plc	—	07/20/18	TWD	30.27	USD	712	6,237
EUR Currency	Bank of America N.A.	—	07/27/18	USD	1.25	EUR	2,940	10
EUR Currency	Bank of America N.A.	—	07/27/18	USD	1.25	EUR	460	2
USD Currency	Barclays Bank PLC	—	07/27/18	CAD	1.30	USD	712	9,967
USD Currency	Barclays Bank PLC	—	07/27/18	CAD	1.34	USD	712	1,579
USD Currency	Barclays Bank PLC	—	08/07/18	CAD	1.31	USD	1,276	14,971
USD Currency	JPMorgan Chase Bank N.A.	—	08/07/18	CAD	1.34	USD	1,276	3,999
USD Currency	Deutsche Bank AG	—	08/09/18	BRL	3.75	USD	702	28,892
USD Currency	Goldman Sachs International	—	08/10/18	JPY	1,850.00	USD	220	2,155
USD Currency	Deutsche Bank AG	—	08/13/18	MXN	21.00	USD	1,750	10,404
GBP Currency	Citibank N.A.	—	08/15/18	USD	1.38	GBP	8,448	11,328
USD Currency	Deutsche Bank AG	—	08/16/18	MXN	21.00	USD	1,750	11,372
JPY Currency	HSBC Bank USA	—	08/24/18	KRW	10.45	JPY	128,450	6,994
USD Currency	Citibank N.A.	—	08/28/18	CAD	1.34	USD	15,000	86,895

CONSOLIDATED SCHEDULE OF INVESTMENTS	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Purchased (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	HSBC Bank USA	—	10/17/18	TWD	30.00	USD	18,000	$320,076
USD Currency	Morgan Stanley & Co. International PLC	—	10/17/18	TWD	30.50	USD	25,000	252,950

								1,094,675

Put
EUR Currency	Citibank N.A.	—	07/03/18	ZAR	14.60	EUR	257	—
AUD Currency	Morgan Stanley & Co. International PLC	—	07/11/18	JPY	78.50	AUD	615	199
USD Currency	JPMorgan Chase Bank N.A.	—	07/11/18	MXN	18.25	USD	165	26
USD Currency	JPMorgan Chase Bank N.A.	—	07/11/18	IDR	13,600.00	USD	285	1
USD Currency	Morgan Stanley & Co. International PLC	—	07/11/18	MXN	19.00	USD	114	240
AUD Currency	Bank of America N.A.	—	07/19/18	JPY	80.00	AUD	8,000	19,869
CNH Currency	Deutsche Bank AG	—	07/19/18	JPY	16.25	CNY	50,000	12,979
EUR Currency	Deutsche Bank AG	—	07/19/18	JPY	127.00	EUR	12,000	33,100
USD Currency	BNP Paribas S.A.	—	07/19/18	JPY	109.50	USD	6,000	17,736
USD Currency	Citibank N.A.	—	07/19/18	ZAR	12.25	USD	85	—
USD Currency	UBS AG	—	07/19/18	ZAR	11.75	USD	55	—
USD Currency	UBS AG	—	07/19/18	ZAR	11.75	USD	85	—
AUD Currency	Morgan Stanley & Co. International PLC	—	07/20/18	USD	0.75	AUD	165	1,452
EUR Currency	UBS AG	—	07/20/18	USD	1.21	EUR	22,000	899,566
EUR Currency	UBS AG	—	07/20/18	USD	1.20	EUR	22,000	584,021
USD Currency	Deutsche Bank AG	—	07/20/18	RUB	61.00	USD	1,427	2,243
USD Currency	Goldman Sachs International	—	07/20/18	BRL	3.50	USD	4,281	77
USD Currency	HSBC Bank USA	—	07/20/18	JPY	105.00	USD	3,730	306
USD Currency	JPMorgan Chase Bank N.A.	—	07/20/18	IDR	14,020.00	USD	1,427	1,848
USD Currency	Morgan Stanley & Co. International PLC	—	07/20/18	JPY	107.00	USD	4,430	2,383
EUR Currency	BNP Paribas S.A.	—	07/23/18	PLN	4.25	EUR	1,142	281
EUR Currency	Deutsche Bank AG	—	07/23/18	USD	1.17	EUR	4,821	31,162
EUR Currency	HSBC Bank USA	—	07/23/18	USD	1.16	EUR	6,969	24,357
EUR Currency	Morgan Stanley & Co. International PLC	—	07/23/18	USD	1.16	EUR	2,480	8,669
USD Currency	Deutsche Bank AG	—	07/23/18	BRL	3.60	USD	856	340
USD Currency	Morgan Stanley & Co. International PLC	—	07/24/18	TRY	4.75	USD	571	18,353
USD Currency	Morgan Stanley & Co. International PLC	—	07/24/18	MXN	20.00	USD	1,285	27,527
USD Currency	Deutsche Bank AG	—	07/27/18	TRY	4.70	USD	598	14,634
EUR Currency	HSBC Bank USA	—	08/03/18	USD	1.18	EUR	2,041	31,874
USD Currency	Morgan Stanley & Co. International PLC	—	08/03/18	MXN	19.50	USD	2,569	27,737
AUD Currency	BNP Paribas S.A.	—	08/09/18	USD	0.73	AUD	1,521	7,385
GBP Currency	Deutsche Bank AG	—	08/09/18	USD	1.31	GBP	820	6,210
USD Currency	Deutsche Bank AG	—	08/10/18	JPY	102.50	USD	2,450	331
USD Currency	Deutsche Bank AG	—	08/13/18	MXN	18.50	USD	1,750	3,694
AUD Currency	Citibank N.A.	—	08/14/18	USD	0.73	AUD	25,000	95,466
AUD Currency	UBS AG	—	08/14/18	USD	0.73	AUD	10,000	37,535
AUD Currency	UBS AG	—	08/14/18	USD	0.74	AUD	20,000	207,036
GBP Currency	Citibank N.A.	—	08/15/18	USD	1.28	GBP	8,448	19,589
USD Currency	Deutsche Bank AG	—	08/16/18	MXN	18.50	USD	1,750	3,920
EUR Currency	Morgan Stanley & Co. International PLC	—	08/17/18	USD	1.15	EUR	2,041	8,020
USD Currency	Goldman Sachs International	—	08/17/18	BRL	3.50	USD	923	453
USD Currency	Morgan Stanley & Co. International PLC	—	08/20/18	MXN	19.50	USD	1,524	19,387
USD Currency	BNP Paribas S.A.	—	08/22/18	ZAR	12.45	USD	1,427	996
EUR Currency	JPMorgan Chase Bank N.A.	—	08/23/18	USD	1.15	EUR	10,000	54,139
EUR Currency	UBS AG	—	08/23/18	USD	1.17	EUR	10,000	117,796
EUR Currency	UBS AG	—	08/23/18	USD	1.16	EUR	10,000	66,331
USD Currency	JPMorgan Chase Bank N.A.	—	08/27/18	ZAR	12.45	USD	1,427	1,253
USD Currency	Deutsche Bank AG	—	09/04/18	ZAR	12.55	USD	856	1,372
USD Currency	Goldman Sachs International	—	09/12/18	TRY	4.48	USD	570	4,249
USD Currency	Citibank N.A.	—	09/13/18	MXN	19.50	USD	611	8,995
USD Currency	Deutsche Bank AG	—	09/13/18	MXN	19.50	USD	611	9,020
USD Currency	JPMorgan Chase Bank N.A.	—	09/13/18	IDR	13,800.00	USD	715	1,026
USD Currency	Goldman Sachs International	—	09/18/18	MXN	20.50	USD	899	37,495
USD Currency	Goldman Sachs International	—	09/25/18	MXN	19.00	USD	994	8,347
USD Currency	Morgan Stanley & Co. International PLC	—	09/26/18	ZAR	12.90	USD	852	5,034
USD Currency	Morgan Stanley & Co. International PLC	—	10/04/18	MXN	18.00	USD	2,569	5,349
USD Currency	Morgan Stanley & Co. International PLC	—	11/06/18	JPY	104.00	USD	740	3,525

								2,494,933

Total								$3,589,608

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CBOE Volatility Index	128	07/18/18	USD	25.00	USD	320	$(5,440)
Eurodollar Mid-Curve	191	09/14/18	USD	96.88	USD	242	(32,231)
5-Year U.S. Treasury Note	100	08/24/18	USD	114.25	USD	11,425	(20,312)
5-Year U.S. Treasury Note	200	08/24/18	USD	113.00	USD	22,600	(35,938)
5-Year U.S. Treasury Note	50	08/24/18	USD	112.00	USD	5,600	(2,344)
PowerShares QQQ ETF	39	08/17/18	USD	167.00	USD	651	(11,992)
10-Year U.S. Treasury Note	105	07/27/18	USD	121.00	USD	12,705	(19,688)
SPDR S&P 500 ETF Trust	77	08/17/18	USD	285.00	USD	2,195	(2,541)
10-Year U.S. Treasury Note	38	08/24/18	USD	120.50	USD	4,579	(33,646)

							$(164,132)

Interest Rate Caps Written

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Received	Unrealized Appreciation (Depreciation)
Call
2Y-10Y CMS Index Cap	0.71%	Goldman Sachs International	05/29/20	USD 26,204	$(6,668)	$(11,792)	$5,124

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
AUD Currency	Down and In	Morgan Stanley & Co. International PLC	—	07/11/18	JPY	75.50	JPY	73.50	AUD	615	$(17)

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
30-Year Interest Rate Swap, 07/13/48	2.91%	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	Citibank N.A.	07/11/18	2.91%	USD	2,083	$(12,631)
30-Year Interest Rate Swap, 07/13/48	2.91	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	Citibank N.A.	07/11/18	2.91	USD	952	(5,773)
10-Year Interest Rate Swap, 08/18/28	2.83	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	JPMorgan Chase Bank N.A.	08/16/18	2.83	USD	25,480	(85,268)
2-Year Interest Rate Swap, 06/27/21	2.70	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	Goldman Sachs International	06/25/19	2.70	USD	17,390	(44,983)

										(148,655)

Put
10-Year Interest Rate Swap, 08/19/28	3-Month LIBOR, 2.34%	Quarterly	3.50	Semi-annual	Citibank N.A.	08/17/18	3.50	USD	11,117	(802)
10-Year Interest Rate Swap, 08/19/28	3-Month LIBOR, 2.34%	Quarterly	3.50%	Semi-annual	Citibank N.A.	08/17/18	3.50	USD	11,117	(802)
30-Year Interest Rate Swap, 09/16/48	3-Month LIBOR, 2.34%	Quarterly	3.32	Semi-annual	Goldman Sachs International	09/14/18	3.32	USD	4,300	(8,297)
2-Year Interest Rate Swap, 12/14/20	3-Month LIBOR, 2.34%	Quarterly	3.07	Semi-annual	Citibank N.A.	12/12/18	3.07	USD	19,920	(30,897)
5-Year Interest Rate Swap, 12/29/23	3-Month LIBOR, 2.34%	Quarterly	3.18	Semi-annual	Citibank N.A.	12/27/18	3.18	USD	10,368	(38,085)
2-Year Interest Rate Swap, 06/27/21	3-Month LIBOR, 2.34%	Quarterly	3.30	Semi-annual	Goldman Sachs International	06/25/19	3.30	USD	26,085	(58,936)
5-Year Interest Rate Swap, 06/28/24	6-Month EURIBOR, (0.27)%	Semi-annual	0.78	Annual	Barclays Bank PLC	06/26/19	0.78	EUR	12,870	(62,496)

										(200,315)

										$(348,970)

CONSOLIDATED SCHEDULE OF INVESTMENTS	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Deutsche Bank AG	—	07/03/18	ZAR	15.00	EUR	257	$(19,756)
USD Currency	Morgan Stanley & Co. International PLC	—	07/11/18	MXN	19.20	USD	114	(3,977)
USD Currency	Morgan Stanley & Co. International PLC	—	07/11/18	MXN	21.50	USD	114	(31)
USD Currency	Morgan Stanley & Co. International PLC	—	07/11/18	MXN	19.50	USD	125	(2,933)
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	MXN	22.50	USD	570	(33)
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	ZAR	12.70	USD	741	(57,973)
USD Currency	JPMorgan Chase Bank N.A.	—	07/19/18	MXN	20.00	USD	285	(3,898)
USD Currency	Citibank N.A.	—	07/20/18	CAD	1.29	USD	8,030	(187,356)
USD Currency	JPMorgan Chase Bank N.A.	—	07/20/18	CAD	1.31	USD	8,030	(88,691)
EUR Currency	Bank of America N.A.	—	07/27/18	USD	1.35	EUR	2,940	—
EUR Currency	Bank of America N.A.	—	07/27/18	USD	1.35	EUR	460	—
USD Currency	Barclays Bank PLC	—	07/27/18	CAD	1.36	USD	1,068	(726)
USD Currency	Barclays Bank PLC	—	07/27/18	CAD	1.30	USD	712	(10,112)
USD Currency	JPMorgan Chase Bank N.A.	—	08/07/18	CAD	1.31	USD	1,276	(15,403)
USD Currency	Deutsche Bank AG	—	08/09/18	BRL	3.95	USD	1,053	(15,307)
USD Currency	Deutsche Bank AG	—	08/13/18	MXN	21.00	USD	1,750	(10,383)
USD Currency	Deutsche Bank AG	—	08/16/18	MXN	21.00	USD	1,750	(11,364)
USD Currency	JPMorgan Chase Bank N.A.	—	08/23/18	ZAR	13.70	USD	741	(22,965)
USD Currency	Goldman Sachs International	—	09/18/18	MXN	22.00	USD	899	(4,671)
USD Currency	Morgan Stanley & Co. International PLC	—	10/17/18	TWD	30.00	USD	18,000	(320,796)

								(776,375)

Put
EUR Currency	Deutsche Bank AG	—	07/03/18	ZAR	14.60	EUR	257	—
USD Currency	JPMorgan Chase Bank N.A.	—	07/11/18	IDR	13,600.00	USD	285	(1)
USD Currency	JPMorgan Chase Bank N.A.	—	07/11/18	MXN	19.00	USD	114	(238)
USD Currency	Deutsche Bank AG	—	07/12/18	MXN	19.50	USD	611	(4,527)
USD Currency	Goldman Sachs International	—	07/12/18	TRY	4.42	USD	570	(600)
USD Currency	BNP Paribas S.A.	—	07/19/18	JPY	111.00	USD	10,000	(80,370)
USD Currency	UBS AG	—	07/19/18	ZAR	11.75	USD	140	—
USD Currency	UBS AG	—	07/19/18	ZAR	12.25	USD	85	—
EUR Currency	UBS AG	—	07/20/18	USD	1.20	EUR	22,000	(586,077)
EUR Currency	UBS AG	—	07/20/18	USD	1.21	EUR	22,000	(897,331)
USD Currency	Deutsche Bank AG	—	07/20/18	RUB	59.50	USD	2,141	(325)
USD Currency	HSBC Bank USA	—	07/20/18	JPY	102.00	USD	3,730	(4)
USD Currency	Morgan Stanley & Co. International PLC	—	07/20/18	JPY	104.00	USD	5,525	(133)
USD Currency	Morgan Stanley & Co. International PLC	—	07/24/18	TRY	4.45	USD	571	(1,814)
EUR Currency	Morgan Stanley & Co. International PLC	—	08/03/18	USD	1.18	EUR	2,041	(31,350)
USD Currency	Morgan Stanley & Co. International PLC	—	08/03/18	MXN	19.00	USD	3,854	(17,029)
AUD Currency	Morgan Stanley & Co. International PLC	—	08/09/18	USD	0.76	AUD	1,521	(31,372)
USD Currency	Citibank N.A.	—	08/13/18	MXN	19.20	USD	611	(4,537)
AUD Currency	Citibank N.A.	—	08/14/18	USD	0.74	AUD	20,000	(207,036)
AUD Currency	UBS AG	—	08/14/18	USD	0.74	AUD	30,000	(204,365)
EUR Currency	Deutsche Bank AG	—	08/17/18	USD	1.15	EUR	2,041	(7,947)
USD Currency	Morgan Stanley & Co. International PLC	—	08/20/18	MXN	18.50	USD	1,524	(3,700)
EUR Currency	Bank of America N.A.	—	08/23/18	USD	1.15	EUR	4,000	(21,567)
EUR Currency	UBS AG	—	08/23/18	USD	1.15	EUR	6,000	(32,224)
EUR Currency	UBS AG	—	08/23/18	USD	1.17	EUR	10,000	(118,672)

								(2,251,219)

Total								$(3,027,594)

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Dow Jones Markit CDX North America High Yield Index, Series 29, Version 1	5.00%	Quarterly	12/20/22	USD	4,090	$(257,939)	$(301,074)	$43,135
Markit CDX North America High Yield Index, Series 29, Version 1	1.00	Quarterly	12/20/22	USD	9,500	(164,239)	(184,355)	20,116
Markit iTraxx XO, Series 28, Version 1	5.00	Quarterly	12/20/22	EUR	520	(56,847)	(64,819)	7,972
Market Itraxx FINSUB, Series 29, Version1	1.00	Quarterly	06/20/23	EUR	600	26,589	7,435	19,154
Markit CDX North America High Yield Index, Series 30, Version 1	1.00	Quarterly	06/20/23	USD	13,411	(202,873)	(227,801)	24,928

						$(655,309)	$(770,614)	$115,305

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit iTraxx Finsr, Series 29, Version 1	1.00%	Quarterly	06/20/23	NR	EUR	2,220	$13,565	$49,915	$(36,350)

(a)	Using Standard & Poor’s (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 8.10%	Monthly	7.31%	Monthly	10/05/17	10/04/18	MXN	31,000	$(3,878)	$8	$(3,886)
3-Month LIBOR, 2.34%	Quarterly	1.19	Semi-annual	11/14/17	11/14/18	USD	8,063	(50,588)	—	(50,588)
1.42	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	04/05/17	12/31/18	USD	18,500	96,316	87	96,229
1.59	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	04/05/17	12/31/18	USD	15,000	65,658	70	65,588
7.36	Monthly	1-Month MXIBOR, 8.10%	Monthly	01/30/17	01/28/19	MXN	94,316	24,753	15	24,738
3-Month LIBOR, 2.34%	Quarterly	1.75	Semi-annual	07/06/17	03/31/19	USD	9,000	(13,039)	62	(13,101)
3-Month LIBOR, 2.34%	Quarterly	1.74	Semi-annual	07/06/17	03/31/19	USD	13,000	(19,225)	90	(19,315)
3-Month LIBOR, 2.34%	Quarterly	1.65	Semi-annual	07/06/17	03/31/19	USD	18,000	(43,868)	—	(43,868)
1.63	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	07/14/17	07/14/19	USD	4,040	30,240	—	30,240
6-Month EURIBOR, (0.27)%	Semi-annual	(0.18)	Annual	08/24/17	08/24/19	EUR	4,640	597	53	544
1.86	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	01/04/18	09/30/19	USD	5,400	28,734	65	28,669
1-Month MXIBOR, 8.10%	Monthly	7.06	Monthly	10/05/17	10/03/19	MXN	6,000	(4,345)	3	(4,348)
6-Month GBP LIBOR, 0.88%	Semi-annual	0.79	Semi-annual	10/06/17	10/06/19	GBP	880	(2,679)	7	(2,686)
1-Month MXIBOR, 8.10%	Monthly	7.13	Monthly	10/12/17	10/10/19	MXN	105,000	(71,373)	61	(71,434)
3-Month LIBOR, 2.34%	Quarterly	2.20	Semi-annual	04/04/18	12/31/19	USD	32,000	(241,228)	462	(241,690)
3-Month LIBOR, 2.34%	Quarterly	2.21	Semi-annual	04/04/18	12/31/19	USD	17,000	(125,258)	245	(125,503)
3-Month LIBOR, 2.34%	Quarterly	2.49	Semi-annual	04/04/18	12/31/19	USD	46,000	(150,612)	664	(151,276)
6-Month GBP LIBOR, 0.88%	Semi-annual	1.14	Semi-annual	04/19/18	04/19/20	GBP	100	339	1	338
6-Month GBP LIBOR, 0.88%	Semi-annual	1.02	Semi-annual	05/10/18	05/10/20	GBP	320	193	4	189
6-Month GBP LIBOR, 0.88%	Semi-annual	0.94	Semi-annual	06/01/18	06/01/20	GBP	110	(164)	(78)	(86)
1-Month MXIBOR, 8.10%	Monthly	6.93	Monthly	10/05/17	10/01/20	MXN	37,000	(45,057)	26	(45,083)
1-Month MXIBOR, 8.10%	Monthly	7.66	Monthly	02/26/18	02/22/21	MXN	41,463	(17,716)	33	(17,749)
3-Month LIBOR, 2.34%	Quarterly	2.71	Semi-annual	03/15/18	03/15/21	USD	1,716	6,305	26	6,279
1.95	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	04/05/17	05/31/21	USD	7,250	183,699	88	183,611
1.39	Semi-annual	6-Month GBP LIBOR, 0.88%	Semi-annual	06/15/20	06/15/21	GBP	1,910	(699)	44	(743)
6-Month EURIBOR, (0.27)%	Semi-annual	0.27	Annual	06/17/20	06/17/21	EUR	2,120	1,113	43	1,070
3.06	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	06/17/20	06/17/21	USD	2,660	(1,957)	46	(2,003)
3-Month STIBOR, (0.35)%	Quarterly	0.40	Annual	06/17/20	06/17/21	SEK	21,440	(14)	42	(56)
0.97	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	06/30/16	06/30/21	USD	6,630	358,638	70	358,568
3-Month LIBOR, 2.34%	Quarterly	1.26	Semi-annual	07/07/16	07/07/21	USD	5,955	(270,306)	26,343	(296,649)
1.17	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	07/22/16	07/22/21	USD	3,250	158,663	35	158,628

CONSOLIDATED SCHEDULE OF INVESTMENTS	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
2.11	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	07/06/17	08/31/21	USD	16,500	$287,704	$217	$287,487
2.15	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	07/06/17	08/31/21	USD	1,650	26,205	22	26,183
3-Month LIBOR, 2.34%	Quarterly	2.14	Semi-annual	07/06/17	08/31/21	USD	20,500	(336,663)	269	(336,932)
3-Month LIBOR, 2.34%	Quarterly	1.96	Semi-annual	07/06/17	08/31/21	USD	5,300	(119,105)	—	(119,105)
3-Month LIBOR, 2.34%	Quarterly	1.20	Semi-annual	09/12/16	09/12/21	USD	1,635	(79,040)	—	(79,040)
1.24	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/23/16	09/23/21	USD	8,049	379,036	92	378,944
1.16	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	10/03/16	10/03/21	USD	500	27,849	6	27,843
3-Month LIBOR, 2.34%	Quarterly	1.81	Semi-annual	10/04/17	11/30/21	USD	15,000	(519,285)	—	(519,285)
3-Month LIBOR, 2.34%	Quarterly	1.82	Semi-annual	10/04/17	11/30/21	USD	5,000	(171,587)	75	(171,662)
1.98	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	01/04/18	02/28/22	USD	13,950	367,932	225	367,707
3-Month LIBOR, 2.34%	Quarterly	2.07	Semi-annual	01/04/18	02/28/22	USD	11,100	(253,103)	178	(253,281)
3-Month LIBOR, 2.34%	Quarterly	2.02	Semi-annual	05/11/17	05/11/22	USD	9,283	(294,677)	—	(294,677)
2.48	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	04/04/18	05/31/22	USD	18,700	268,386	321	268,065
2.94	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	07/05/18	08/31/22	USD	26,260	(65,816)	465	(66,281)
1.91	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/22/17	09/22/22	USD	19,792	669,731	307	669,424
3-Month LIBOR, 2.34%	Quarterly	2.16	Semi-annual	09/29/17	09/29/22	USD	1,860	(43,247)	—	(43,247)
1-Month MXIBOR, 8.10%	Monthly	6.89	Monthly	10/05/17	09/29/22	MXN	20,000	(37,318)	17	(37,335)
6-Month JPY LIBOR, 0.01%	Semi-annual	0.11	Semi-annual	10/06/17	10/06/22	JPY	100,000	623	14	609
7.11	Monthly	1-Month MXIBOR, 8.10%	Monthly	10/20/17	10/14/22	MXN	14,909	21,566	12	21,554
7.11	Monthly	1-Month MXIBOR, 8.10%	Monthly	10/20/17	10/14/22	MXN	19,651	28,606	16	28,590
3-Month LIBOR, 2.34%	Quarterly	2.12	Semi-annual	10/30/17	10/30/22	USD	3,500	(110,017)	(4,202)	(105,815)
2.02	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	10/30/17	10/30/22	USD	2,000	71,388	6,248	65,140
1.14	Semi-annual	6-Month GBP LIBOR, 0.88%	Semi-annual	12/08/17	12/08/22	GBP	110	740	—	740
3-Month LIBOR, 2.34%	Quarterly	2.26	Semi-annual	12/14/17	12/14/22	USD	1,735	(45,306)	28	(45,334)
1.07	Semi-annual	6-Month GBP LIBOR, 0.88%	Semi-annual	12/20/17	12/20/22	GBP	180	1,966	7	1,959
6-Month JPY LIBOR, 0.01%	Semi-annual	0.14	Semi-annual	01/22/18	01/22/23	JPY	64,000	1,252	10	1,242
2.22	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	01/22/18	01/22/23	USD	1,830	42,164	31	42,133
3-Month LIBOR, 2.34%	Quarterly	2.50	Semi-annual	01/25/18	01/25/23	USD	2,790	(27,582)	47	(27,629)
3-Month LIBOR, 2.34%	Quarterly	2.51	Semi-annual	01/26/18	01/26/23	USD	2,706	(25,552)	45	(25,597)
2.66	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	02/15/18	02/15/23	USD	5,255	13,981	89	13,892
2.65	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	03/05/18	03/05/23	USD	4,634	14,601	79	14,522
1.41	Semi-annual	6-Month GBP LIBOR, 0.88%	Semi-annual	04/19/18	04/19/23	GBP	50	(420)	2	(422)
6-Month JPY LIBOR, 0.01%	Semi-annual	0.12	Semi-annual	04/24/18	04/24/23	JPY	4,900,000	31,970	837	31,133
2.94	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/04/18	05/04/23	USD	3,590	(13,548)	62	(13,610)
1.33	Semi-annual	6-Month GBP LIBOR, 0.88%	Semi-annual	05/10/18	05/10/23	GBP	130	(404)	6	(410)
1-Month MXIBOR, 8.10%	Monthly	7.94	Monthly	06/25/18	06/19/23	MXN	88,727	11,578	78	11,500
6-Month JPY LIBOR, 0.01%	Semi-annual	0.14	Semi-annual	09/19/18	09/19/23	JPY	126,000	1,107	24	1,083
1.28	Annual	6-Month BUBOR, 0.36	Semi-annual	09/19/18	09/19/23	HUF	409,640	65,289	29	65,260
6-Month JPY LIBOR, 0.01%	Semi-annual	0.14	Semi-annual	09/19/18	09/19/23	JPY	126,000	1,147	24	1,123
1.28	Annual	6-Month BUBOR, 0.36	Semi-annual	09/19/18	09/19/23	HUF	293,330	46,629	21	46,608
6-Month JPY LIBOR, 0.01%	Semi-annual	0.16	Semi-annual	09/19/18	09/19/23	JPY	67,000	1,058	13	1,045
6-Month WIBOR, 1.68%	Semi-annual	2.58	Annual	09/19/18	09/19/23	PLN	1,010	903	5	898
6-Month WIBOR, 1.68%	Semi-annual	2.47	Annual	09/19/18	09/19/23	PLN	470	(220)	2	(222)
6-Month WIBOR, 1.68%	Semi-annual	2.46	Annual	09/19/18	09/19/23	PLN	950	(627)	4	(631)
2.94	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	12/31/18	12/31/23	USD	2,902	(920)	51	(971)
0.54	Annual	6-Month EURIBOR, (0.27)%	Semi-annual	06/28/19	06/28/24	EUR	3,544	(2,141)	84	(2,225)
1.71	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/05/16	05/05/26	USD	92	7,889	1	7,888
1.70	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/05/16	05/05/26	USD	6,150	529,583	38	529,545
1.73	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/25/16	05/25/26	USD	290	24,501	—	24,501
1.74	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/25/16	05/25/26	USD	210	17,569	—	17,569
1.72	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/25/16	05/25/26	USD	220	18,702	3	18,699
1.73	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/26/16	05/26/26	USD	740	62,123	12	62,111
3-Month LIBOR, 2.34%	Quarterly	1.40	Semi-annual	07/05/16	07/05/26	USD	3,199	(342,836)	60	(342,896)
3-Month LIBOR, 2.34%	Quarterly	1.45	Semi-annual	10/03/16	10/03/26	USD	5,890	(648,566)	—	(648,566)
1.76	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	11/10/16	11/10/26	USD	1,363	118,518	23	118,495
1.74	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	11/16/16	11/16/26	USD	6,380	564,576	20,337	544,239
2.37	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	12/15/16	12/15/26	USD	920	37,474	—	37,474
1.80	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	01/30/17	01/30/27	USD	2,520	205,848	26,241	179,607
1.80	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	01/31/17	01/31/27	USD	2,600	212,461	24,356	188,105
3-Month LIBOR, 2.34%	Quarterly	2.53	Semi-annual	04/17/17	04/17/27	USD	1,880	(55,517)	—	(55,517)
3-Month LIBOR, 2.34%	Quarterly	2.40	Semi-annual	05/04/17	05/04/27	USD	965	(38,901)	—	(38,901)

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 2.34%	Quarterly	2.55%	Semi-annual	06/20/17	06/20/27	USD	730	$(21,058)	$12	$(21,070)
3-Month LIBOR, 2.34%	Quarterly	2.18	Semi-annual	06/20/17	06/20/27	USD	3,180	(187,364)	10,096	(197,460)
3-Month LIBOR, 2.34%	Quarterly	2.16	Semi-annual	06/20/17	06/20/27	USD	2,760	(165,938)	7,634	(173,572)
2.31	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	07/28/17	07/28/27	USD	2,570	110,474	49	110,425
0.29	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	10/06/17	10/06/27	JPY	50,000	(1,286)	9	(1,295)
2.39	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	10/31/17	10/31/27	USD	1,300	56,566	4,361	52,205
3.06	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	06/29/18	11/15/27	USD	5,500	(65,244)	109	(65,353)
2.28	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	12/08/17	12/08/27	USD	2,354	125,464	46	125,418
3-Month LIBOR, 2.34%	Quarterly	2.43	Semi-annual	01/03/18	01/03/28	USD	4,938	(174,056)	97	(174,153)
0.36	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	01/22/18	01/22/28	JPY	31,000	(2,590)	6	(2,596)
2.96	Annual	6-Month WIBOR, 1.68%	Semi-annual	03/06/18	03/06/28	PLN	2,923	(6,318)	17	(6,335)
7.64	Quarterly	3-Month JIBAR, 6.96%	Quarterly	03/06/18	03/06/28	ZAR	12,295	37,310	37	37,273
7.66	Quarterly	3-Month JIBAR, 6.96%	Quarterly	03/06/18	03/06/28	ZAR	12,480	36,637	38	36,599
6-Month JPY LIBOR, 0.01%	Semi-annual	0.31	Semi-annual	04/24/18	04/24/28	JPY	1,690,775	44,772	343	44,429
0.32	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	04/25/18	04/25/28	JPY	40,000	(1,325)	8	(1,333)
3-Month LIBOR, 2.34%	Quarterly	3.04	Semi-annual	04/26/18	04/26/28	USD	3,400	38,681	66	38,615
3-Month LIBOR, 2.34%	Quarterly	3.08	Semi-annual	04/27/18	04/27/28	USD	1,080	16,071	21	16,050
3.09	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	04/27/18	04/27/28	USD	540	(8,488)	11	(8,499)
3-Month LIBOR, 2.34%	Quarterly	3.00	Semi-annual	04/27/18	04/27/28	USD	2,560	20,002	50	19,952
3.05	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	04/30/18	04/30/28	USD	2,235	(27,401)	44	(27,445)
6-Month JPY LIBOR, 0.01%	Semi-annual	0.35	Semi-annual	05/01/18	05/01/28	JPY	575,000	32,876	115	32,761
1.66	Semi-annual	6-Month GBP LIBOR, 0.88%	Semi-annual	05/17/18	05/17/28	GBP	160	(2,931)	706	(3,637)
3.07	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	06/14/18	06/14/28	USD	2,140	(27,221)	42	(27,263)
3-Month LIBOR, 2.34%	Quarterly	3.04	Semi-annual	06/18/18	06/18/28	USD	1,475	15,415	29	15,386
3.05	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	06/18/18	06/18/28	USD	1,410	(16,535)	28	(16,563)
3-Month LIBOR, 2.34%	Quarterly	3.05	Semi-annual	06/18/18	06/18/28	USD	2,760	32,366	54	32,312
3-Month LIBOR, 2.34%	Quarterly	3.03	Semi-annual	06/18/18	06/18/28	USD	1,380	13,571	27	13,544
7.93	Quarterly	3-Month JIBAR, 6.96%	Quarterly	06/20/18	06/20/28	ZAR	11,985	21,340	22	21,318
7.94	Quarterly	3-Month JIBAR, 6.96%	Quarterly	06/20/18	06/20/28	ZAR	17,240	29,403	32	29,371
7.92	Quarterly	3-Month JIBAR, 6.96%	Quarterly	06/20/18	06/20/28	ZAR	11,890	21,587	22	21,565
7.94	Quarterly	3-Month JIBAR, 6.96%	Quarterly	06/20/18	06/20/28	ZAR	11,985	20,740	22	20,718
7.90	Quarterly	3-Month JIBAR, 6.96%	Quarterly	06/20/18	06/20/28	ZAR	9,960	19,231	19	19,212
3.10	Annual	6-Month WIBOR, 1.68%	Semi-annual	09/19/18	09/19/28	PLN	3,210	(9,304)	20	(9,324)
2.98	Annual	6-Month WIBOR, 1.68%	Semi-annual	09/19/18	09/19/28	PLN	1,820	(34)	11	(45)
0.34	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	09/19/18	09/19/28	JPY	62,500	(1,767)	14	(1,781)
0.34	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	09/19/18	09/19/28	JPY	16,000	(442)	3	(445)
0.34	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	09/19/18	09/19/28	JPY	62,500	(1,725)	14	(1,739)
0.36	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	09/19/18	09/19/28	JPY	36,000	(1,541)	8	(1,549)
0.36	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	09/19/18	09/19/28	JPY	13,000	(638)	3	(641)
3.02	Annual	6-Month WIBOR, 1.68%	Semi-annual	09/19/18	09/19/28	PLN	2,750	(2,902)	15	(2,917)
0.33	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	09/19/18	09/19/28	JPY	15,000	(334)	3	(337)
8.49	Quarterly	3-Month JIBAR, 6.96%	Quarterly	09/19/18	09/19/28	ZAR	2,240	(1,595)	3	(1,598)
3.04	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	02/16/19	02/16/29	USD	1,435	(9,232)	30	(9,262)
6-Month EURIBOR, (0.27)%	Semi-annual	1.62	Annual	03/12/18	07/04/42	EUR	60	3,218	2	3,216
6-Month EURIBOR, (0.27)%	Semi-annual	1.52	Annual	06/11/18	07/04/42	EUR	250	6,118	9	6,109
6-Month EURIBOR, (0.27)%	Semi-annual	1.58	Annual	06/11/18	07/04/42	EUR	160	6,332	6	6,326
3.01	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	09/28/18	11/15/43	USD	80	(820)	3	(823)
6-Month EURIBOR, (0.27)%	Semi-annual	1.57	Annual	09/10/18	07/04/44	EUR	50	1,503	2	1,501
6-Month EURIBOR, (0.27)%	Semi-annual	1.52	Annual	09/10/18	07/04/44	EUR	110	1,710	183	1,527
2.62	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/11/17	05/11/47	USD	1,724	109,435	—	109,435
0.91	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	07/12/17	07/12/47	JPY	12,000	(2,873)	—	(2,873)
0.92	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	07/12/17	07/12/47	JPY	23,000	(5,843)	—	(5,843)
0.95	Semi-annual	6-Month JPY LIBOR, 0.01%	Semi-annual	02/22/18	02/22/48	JPY	3,500	(1,076)	1	(1,077)
2.92	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	02/28/18	02/28/48	USD	1,000	(5,970)	27	(5,997)
6-Month JPY LIBOR, 0.01%	Semi-annual	0.85	Semi-annual	04/24/18	04/24/48	JPY	405,785	19,915	124	19,791
2.96	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	04/27/18	04/27/48	USD	3,710	(27,677)	94	(27,771)
3-Month LIBOR, 2.34%	Quarterly	3.12	Semi-annual	04/27/18	04/27/48	USD	870	35,786	22	35,764
6-Month GBP LIBOR, 0.88%	Semi-annual	1.76	Semi-annual	05/17/18	05/17/48	GBP	60	2,751	(570)	3,321
3-Month LIBOR, 2.34%	Quarterly	3.18	Semi-annual	05/18/18	05/18/48	USD	770	40,361	20	40,341
3.17	Semi-annual	3-Month LIBOR, 2.34%	Quarterly	05/18/18	05/18/48	USD	3,080	(158,351)	59	(158,410)

								$823,255	$129,824	$693,431

CONSOLIDATED SCHEDULE OF INVESTMENTS	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
3.30%	Semi-Annual	UK Retail Price Index All Items Monthly	At Termination	05/15/23	GBP	190	$254	$9	$245
3.22	Semi-Annual	UK Retail Price Index All Items Monthly	At Termination	04/15/23	GBP	110	114	6	108
3.16	Semi-Annual	UK Retail Price Index All Items Monthly	At Termination	04/15/23	GBP	80	(224)	4	(228)

							$144	$19	$125

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Brazil	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	85	$10,855	$5,790	$5,065
Republic of Brazil	1.00	Quarterly	Deutsche Bank AG	06/20/23	USD	143	10,252	3,909	6,343
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	190	13,623	5,387	8,236
Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	177	12,690	5,163	7,527
Republic of Philippines	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	2,050	(5,027)	(24,295)	19,268
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	USD	559	27,760	14,432	13,328
Credit Agricole SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	164	(4,040)	(4,145)	105
Credit Agricole SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	167	(4,114)	(4,765)	651
Credit Agricole SA	1.00	Quarterly	Bank of America N.A.	06/20/23	EUR	358	(8,819)	(9,664)	845
Credit Agricole SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	132	(3,252)	(3,596)	344
Republic of Argentina	5.00	Quarterly	Bank of America N.A.	06/20/23	USD	1,000	(27,319)	(40,009)	12,690
Republic of Argentina	5.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	522	(14,260)	(22,626)	8,366
BNP Paribas SA	1.00	Quarterly	Citibank N.A.	06/20/23	EUR	234	(5,517)	(6,317)	800
BNP Paribas SA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	EUR	100	(2,358)	(2,726)	368
Republic of Brazil	1.00	Quarterly	BNP Paribas S.A.	06/20/23	USD	348	24,950	13,925	11,025
Republic of Brazil	1.00	Quarterly	BNP Paribas S.A.	06/20/23	USD	348	24,950	13,925	11,025
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	316	22,656	12,914	9,742
Republic of Brazil	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	1,577	113,065	59,384	53,681
Republic of Brazil	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	301	21,581	17,185	4,396
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	292	20,910	16,894	4,016
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	296	21,222	17,269	3,953
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	296	21,222	17,269	3,953
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	325	23,326	19,523	3,803
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	349	25,023	27,568	(2,545)
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	349	25,022	27,427	(2,405)
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	349	25,022	27,357	(2,335)
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	349	25,022	27,287	(2,265)
Republic of Brazil	1.00	Quarterly	Citibank N.A.	06/20/23	USD	549	39,361	42,924	(3,563)
Republic of Colombia	1.00	Quarterly	Citibank N.A.	06/20/23	USD	281	3,113	3,917	(804)
United Mexican States	1.00	Quarterly	Deutsche Bank AG	06/20/23	USD	343	4,691	1,705	2,986
United Mexican States	1.00	Quarterly	Citibank N.A.	06/20/23	USD	333	4,554	2,626	1,928
United Mexican States	1.00	Quarterly	Citibank N.A.	06/20/23	USD	304	4,157	2,873	1,284
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	334	4,567	5,997	(1,430)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	335	4,581	6,460	(1,879)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	334	4,568	6,293	(1,725)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	334	4,568	6,515	(1,947)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	268	3,665	5,227	(1,562)
United Mexican States	1.00	Quarterly	Citibank N.A.	06/20/23	USD	344	4,705	6,634	(1,929)
Republic of the Philippines	1.00	Quarterly	Citibank N.A.	06/20/23	USD	591	(1,450)	(4,274)	2,824
Republic of Turkey	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	USD	270	23,168	18,778	4,390
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	06/20/23	USD	135	11,584	9,334	2,250
Republic of Turkey	1.00	Quarterly	Deutsche Bank AG	06/20/23	USD	210	18,020	15,279	2,741
Republic of Turkey	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	USD	193	16,560	14,431	2,129
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	202	2,763	1,653	1,110
United Mexican States	1.00	Quarterly	Barclays Bank PLC	06/20/23	USD	425	5,812	3,386	2,426
United Mexican States	1.00	Quarterly	Citibank N.A.	06/20/23	USD	392	5,361	3,225	2,136
United Mexican States	1.00	Quarterly	Citibank N.A.	06/20/23	USD	491	6,715	4,061	2,654

							$565,508	$371,509	$193,999

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Markit CMBX North America	3.00%	Monthly	Deutsche Bank AG	09/17/58		USD	1,350	$(126,114)	$(141,176)	$15,062
CMBX.NA.6.A	2.00	Monthly	Morgan Stanley & Co. International PLC	05/11/63		USD	30	(148)	(1,162)	1,014

								$(126,262)	$(142,338)	$16,076

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Month MXIBOR, 8.10%	Monthly	7.07	Monthly	Citibank N.A.	11/23/16	11/21/18	MXN	30,000	$(7,620)	$—	$(7,620)
1-Month MXIBOR, 8.10%	Monthly	7.06	Monthly	JPMorgan Chase Bank N.A.	11/23/16	11/21/18	MXN	36,000	(9,229)	—	(9,229)
1-Month MXIBOR, 8.10%	Monthly	6.98	Monthly	JPMorgan Chase Bank N.A.	11/30/16	11/28/18	MXN	29,045	(8,084)	—	(8,084)
1-Month MXIBOR, 8.10%	Monthly	6.98	Monthly	Citibank N.A.	11/30/16	11/28/18	MXN	51,200	(14,250)	—	(14,250)
3-Month KRW CDC, 1.68%	Quarterly	1.21	Quarterly	BNP Paribas S.A.	08/17/16	08/17/19	KRW	1,600,000	(10,974)	—	(10,974)
3-Month KRW CDC, 1.68%	Quarterly	1.21	Quarterly	JPMorgan Chase Bank N.A.	08/18/16	08/18/19	KRW	1,600,000	(10,895)	—	(10,895)
1-day BZDIOVER, 6.39%	At Termination	9.48	At Termination	Citibank N.A.	04/11/17	01/02/20	BRL	2,820	26,604	—	26,604
1-day BZDIOVER, 6.39%	At Termination	9.50	At Termination	Citibank N.A.	04/11/17	01/02/20	BRL	2,819	26,999	—	26,999
7-Day China Fixing Rate, 1.35%	Quarterly	3.97	Quarterly	Bank of America N.A.	09/19/18	09/19/23	CNY	1,553	6,752	—	6,752
7-Day China Fixing Rate, 1.35%	Quarterly	3.98	Quarterly	Citibank N.A.	09/19/18	09/19/23	CNY	1,355	6,025	—	6,025
3-Month KLIBOR, 3.69%	Quarterly	4.02	Quarterly	Citibank N.A.	09/19/18	09/19/23	MYR	910	107	—	107
3-Month KLIBOR, 3.69%	Quarterly	4.04	Quarterly	Goldman Sachs International	09/19/18	09/19/23	MYR	307	87	—	87
3-Month KLIBOR, 3.69%	Quarterly	4.06	Quarterly	Goldman Sachs International	09/19/18	09/19/23	MYR	613	345	—	345
7-Day China Fixing Rate, 1.35%	Quarterly	3.39	Quarterly	Goldman Sachs International	12/19/18	12/19/23	CNY	502	81	—	81
7-Day China Fixing Rate, 1.35%	Quarterly	3.42	Quarterly	JPMorgan Chase Bank N.A.	12/19/18	12/19/23	CNY	250	83	—	83
7-Day China Fixing Rate, 1.35%	Quarterly	3.42	Quarterly	Goldman Sachs International	12/19/18	12/19/23	CNY	247	82	—	82
7-Day China Fixing Rate, 1.35%	Quarterly	3.43	Quarterly	JPMorgan Chase Bank N.A.	12/19/18	12/19/23	CNY	492	205	—	205
1-day BZDIOVER, 6.39%	At Termination	10.0	At Termination	Bank of America N.A.	05/15/18	01/02/25	BRL	159	(2,642)	—	(2,642)
1-day BZDIOVER, 6.39%	At Termination	9.86	At Termination	Bank of America N.A.	05/14/18	01/02/25	BRL	50	(1,039)	—	(1,039)

									$2,637	$—	$2,637

OTC Total Return — Volatility Swaps

Reference Entity	Volatility Strike Price (a)	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
USD vs. JPY Spot Exchange Rate	8.80%	Deutsche Bank AG	01/29/19	USD	1,298	$(4,672)	$—	$(4,672)
USD vs. JPY Spot Exchange Rate	8.90	Deutsche Bank AG	02/26/19	USD	419	(1,385)	—	(1,385)
USD vs. JPY Spot Exchange Rate	8.90	Deutsche Bank AG	02/26/19	USD	835	(2,760)	—	(2,760)
USD vs. JPY Spot Exchange Rate	8.90	Deutsche Bank AG	04/03/19	USD	462	(12)	—	(12)
USD vs. JPY Spot Exchange Rate	8.90	Deutsche Bank AG	04/03/19	USD	462	(1,205)	—	(1,205)
USD vs. JPY Spot Exchange Rate	8.73	Deutsche Bank AG	04/03/19	USD	835	(1,370)	—	(1,370)
USD vs. EUR Spot Exchange Rate	7.75	Deutsche Bank AG	12/04/18	USD	1,323	(1,458)	—	(1,458)

						$(12,862)	$—	$(12,862)

(a)	At expiration, the Fund pays the difference between the realized variance and predetermined variance strike price multiplied by the notional amount.

CONSOLIDATED SCHEDULE OF INVESTMENTS	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$192,043	$(782,899)	$6,087,750	$(5,315,239)	$—
OTC Swaps	493,926	(264,755)	301,834	(101,984)	—
Options Written	N/A	N/A	N/A	N/A	(3,547,381)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$17,617	$—	$542,305	$—	$559,922
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	4,085,664	—	—	4,085,664
Options purchased
Investments at value — unaffiliated(b)	—	—	109,140	3,611,253	490,339	—	4,210,732
Swaps — centrally cleared
Net unrealized appreciation(a)	—	115,305	—	—	5,972,092	353	6,087,750
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	728,390	—	—	67,370	—	795,760

	$—	$843,695	$126,757	$7,696,917	$7,072,106	$353	$15,739,828

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$3,207	$—	$265,057	$—	$268,264
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	2,367,732	—	—	2,367,732
Options written
Options written at value	—	—	19,973	3,027,611	499,797	—	3,547,381
Swaps — centrally cleared
Net unrealized depreciation(a)	—	36,350	—	—	5,278,661	228	5,315,239
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	289,144	—	—	64,733	12,862	366,739

	$—	$325,494	$23,180	$5,395,343	$6,108,248	$13,090	$11,865,355

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended June 30, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$156,193	$—	$2,745,609	$—	$2,901,802
Forward foreign currency exchange contracts	—	—	—	(68,449)	—	—	(68,449)
Options purchased(a)	—	—	667,173	(115,054)	(161,738)	—	390,381
Options written	—	—	(248,897)	620,739	255,133	—	626,975
Swaps	—	(153,842)	—	—	(361,793)	(11,212)	(526,847)

	$—	$(153,842)	$574,469	$437,236	$2,477,211	$(11,212)	$3,323,862

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$35,134	$—	$(35,810)	$—	$(676)
Forward foreign currency exchange contracts	—	—	—	2,119,289	—	—	2,119,289
Options purchased(b)	—	—	(45,198)	464,988	(39,394)	—	380,396
Options written	—	—	10,877	(594,272)	41,350	—	(542,045)
Swaps	—	444,980	—	—	665,626	(3,024)	1,107,582

	$—	$444,980	$813	$1,990,005	$631,772	$(3,024)	$3,064,546

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$65,931,495
Average notional value of contracts — short	$90,810,027
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$122,060,432
Average amounts sold — in USD	$137,950,864
Options:
Average market value of option contracts purchased	$3,197,570
Average market value of option contracts written	$2,297,814
Average notional amount of swaption contracts purchased	$61,475,550
Average notional amount of swaption contracts written	$92,416,133
Credit default swaps:
Average notional value — buy protection	$41,298,349
Average notional value — sell protection	$3,460,435
Interest rate swaps:
Average notional value — pay fixed rate	$271,198,059
Average notional value — receives fixed rate	$421,138,500
Inflation swaps:
Average notional value — pay fixed rate	$275,690
Average notional value — receives fixed rate	$384,038
Total return swaps:
Average notional amount	$4,204,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Futures contracts	$—		$35,062
Forward foreign currency exchange contracts	4,085,664		2,367,732
Options	4,210,732	(a)	3,547,381
Swaps — Centrally cleared	42,037		—
Swaps — OTC(b)	795,760		366,739

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$9,134,193		$6,316,914
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(322,412)		(199,194)

Total derivative assets and liabilities subject to an MNA	$8,811,781		$6,117,720

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

CONSOLIDATED SCHEDULE OF INVESTMENTS	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets €(d)
Australia and New Zealand Bank Group	$12,156	$(12,156)	$—	$—	$—
Bank of America N.A.	191,541	(164,119)	—	—	27,422
Barclays Bank PLC	480,700	(222,716)	—	—	257,984
BNP Paribas S.A.	965,220	(965,220)	—	—	—
Citibank N.A.	1,036,588	(889,916)	—	(146,672)	—
Credit Suisse International	20,115	(20,115)	—	—	—
Deutsche Bank AG	654,203	(386,864)	—	—	267,339
Goldman Sachs International	712,030	(218,603)	—	(410,000)	83,427
HSBC Bank USA N.A.	480,077	(117,724)	—	(362,353)	—
JPMorgan Chase Bank N.A.	1,171,414	(496,520)	—	(515,000)	159,894
Morgan Stanley & Co. International PLC	517,157	(430,613)	—	—	86,544
Royal Bank of Canada	14,323	—	—	—	14,323
Nomura International PLC	124,007	(12,082)	—	—	111,925
Royal Bank of Scotland PLC	66,750	(66,750)	—	—	—
State Street Bank and Trust Co.	61,335	(10,974)	—	—	50,361
Standard Chartered Bank	61,646	(3,819)	—	—	57,827
The Toronto-Dominion Bank	158,094	(21,779)	—	—	136,315
UBS AG	2,084,425	(1,932,605)	—	—	151,820

	$8,811,781	$(5,972,575)	$—	$(1,434,025)	$1,405,181

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged €	Net Amount of Derivative Liabilities (d)€
Australia and New Zealand Bank Group	$16,637	$(12,156)	$—	$—	$4,481
Bank of America N.A.	164,119	(164,119)	—	—	—
Barclays Bank PLC	222,716	(222,716)	—	—	—
BNP Paribas S.A.	1,077,844	(965,220)	—	—	112,624
Citibank N.A.	889,916	(889,916)	—	—	—
Credit Suisse International	22,860	(20,115)	—	—	2,745
Deutsche Bank AG	386,864	(386,864)	—	—	—
Goldman Sachs International	218,603	(218,603)	—	—	—
HSBC Bank USA N.A.	117,724	(117,724)	—	—	—
JPMorgan Chase Bank N.A.	496,520	(496,520)	—	—	—
Morgan Stanley & Co. International PLC	430,613	(430,613)	—	—	—
Nomura International PLC	12,082	(12,082)	—	—	—
Royal Bank of Scotland PLC	92,045	(66,750)	—	—	25,295
State Street Bank and Trust Co.	10,974	(10,974)	—	—	—
Standard Chartered Bank	3,819	(3,819)	—	—	—
The Toronto-Dominion Bank	21,779	(21,779)	—	—	—
UBS AG	1,932,605	(1,932,605)	—	—	—

	$6,117,720	$(5,972,575)	$—	$—	$145,145

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
€	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.
€

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Consolidated Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$11,791,496	$—	$11,791,496
Common Stocks	61,246	146,577	—	207,823
Corporate Bonds	—	50,242,988	—	50,242,988
Floating Rate Loan Interests	—	—	2,221,445	2,221,445
Foreign Agency Obligations	—	84,553,987	—	84,553,987
Investment Companies	2,372,816	—	—	2,372,816
Municipal Bonds	—	633,644	—	633,644
Non-Agency Mortgage-Backed Securities	—	7,475,062	412,983	7,888,045
Preferred Securities	11,875	5,219,154	—	5,231,029
U.S. Government Sponsored Agency Securities	—	51,746,601	—	51,746,601
U.S. Treasury Obligations	—	135,294,501	—	135,294,501
Warrants	—	4,500	—	4,500
Short-Term Securities:
Certificates of Deposit	—	3,511,408	—	3,511,408
Commercial Paper	—	1,382,858	—	1,382,858
Money Market Funds	6,229,311	—	—	6,229,311
Options Purchased:
Interest Contracts	171,235	319,104	—	490,339
Equity Contracts	109,140	—	—	109,295
Foreign Currency Exchange Contracts	—	3,611,253	—	3,611,253

	$8,955,623	$355,933,133	$2,634,428	$367,523,184

Liabilities:
Investments:
TBA Sale Commitments	—	(4,856,669)	—	(4,856,669)

Total	$8,955,623	$351,076,464	$2,634,428	$362,666,515

Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$4,085,664	$—	$4,085,664
Credit contracts	—	349,769	—	349,769
Equity contracts	17,617	0	—	17,617
Interest rate contracts	542,305	6,039,462	—	6,581,767
Other contracts	—	353	—	353
Liabilities:
Foreign currency exchange contracts	—	(5,395,343)	—	(5,395,343)
Credit contracts	—	(60,739)	—	(60,739)
Equity contracts	(23,180)	—	—	(23,180)
Interest rate contracts	(409,216)	(5,699,032)	—	(6,108,248)
Other contracts	—	(13,090)	—	(13,090)

Total	$127,526	$(692,956)	$—	$(565,430)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements payable of $49,932,162 is categorized as Level 2 within the disclosure hierarchy.

During the period ended June 30, 2018, there were no transfers between levels.

CONSOLIDATED SCHEDULE OF INVESTMENTS	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Strategic Global Bond Fund, Inc.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets:
Opening Balance, as of December 31, 2017	$2,800,000	$—	$1,374,752	$4,174,752
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(2,000,000)	—	(961,245)	(2,961,245)
Accrued discounts/premiums	—	—	712	712
Net realized gain (loss)	800	—	—	800
Net change in unrealized appreciation (depreciation)(a)	—	—	(1,236)	(1,236)
Purchases	—	2,300,603	—	2,300,603
Sales	(800,800)	(79,158)	—	(879,958)

Closing Balance, as of June 30, 2018	$—	$2,221,445	$412,983	$2,634,428

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018(a)	$—	$—	$(1,236)	$(1,236)

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

(b)

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Strategic Global Bond Fund, Inc.

ASSETS
Investments at value — unaffiliated (cost — $364,055,954)	$358,921,058
Investments at value — affiliated (cost — $8,900,655)	8,602,126
Cash pledged:
Centrally cleared swaps	2,655,230
Futures contracts	604,798
Foreign currency at value (cost — $17,953,137)	17,886,783
Receivables:
Investments sold	21,515,570
TBA sale commitments	4,836,729
Capital shares sold	3,272,852
Interest — unaffiliated	2,113,348
Options written	1,014,687
Variation margin on centrally cleared swaps	42,037
Dividends — affiliated	27,823
Receivable from Manager	5,771
Dividends — unaffiliated	1,807
Swaps	379
Swap premiums paid	493,926
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,085,664
OTC derivatives	301,834
Prepaid expenses	53,759

Total assets	426,436,181

LIABILITIES
TBA sale commitments at value (proceeds — $4,836,729)	4,856,669
Bank overdraft	23,450
Cash received as collateral for OTC derivatives	2,205,000
Options written at value (premiums received — $3,062,206)	3,547,381
Reverse repurchase agreements at value	49,932,162
Payables:
Investments purchased	51,780,104
Options written	728,117
Capital shares redeemed	319,575
Income dividend distributions	269,281
Investment advisory fees	39,637
Variation margin on futures contracts	35,062
Service and distribution fees	20,139
Swaps	7,819
Board realignment and consolidation	5,771
Directors’ and Officer’s fees	1,361
Other affiliates	167
Other accrued expenses	382,271
Swap premiums received	264,755
Unrealized depreciation on:
Forward foreign currency exchange contracts	2,367,732
OTC derivatives	101,984

Total liabilities	116,888,437

NET ASSETS	$309,547,744

NET ASSETS CONSIST OF
Paid-in capital	$319,391,708
Undistributed net investment loss	(338,421)
Accumulated net realized loss	(6,471,684)
Net unrealized appreciation (depreciation)	(3,033,859)

NET ASSETS	$309,547,744

See notes to financial statements.

FINANCIAL STATEMENTS	39

Consolidated Statement of Assets and Liabilities  (unaudited) (continued)

June 30, 2018

BlackRock Strategic Global Bond Fund, Inc.

NET ASSET VALUE
Institutional — Based on net assets of $203,906,062 and 34,880,779 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.85

Investor A — Based on net assets of $65,800,868 and 11,261,346 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.84

Investor C — Based on net assets of $8,404,120 and 1,439,072 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.84

Investor C1 — Based on net assets of $536,020 and 91,820 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.84

Class K — Based on net assets of $30,900,674 and 5,286,233 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.85

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Operations  (unaudited)

Six Months Ended June 30, 2018

BlackRock Strategic Global Bond Fund, Inc.

INVESTMENT INCOME
Interest — unaffiliated	$4,960,659
Dividends — affiliated	122,142
Dividends — unaffiliated	2,224
Foreign taxes withheld	(40,086)

Total investment income	5,044,939

EXPENSES
Investment advisory	674,090
Service and distribution — class specific	127,399
Transfer agent — class specific	142,898
Custodian	93,447
Professional	71,232
Registration	44,935
Printing	32,847
Accounting services	29,015
Directors and Officer	8,858
Board realignment and consolidation	5,771
Miscellaneous	54,431

Total expenses excluding interest expense	1,284,923
Interest expense	275,817

Total expenses	1,560,740
Less:
Fees waived and/or reimbursed by the Manager	(360,150)
Transfer agent fees waived and/or reimbursed	(82,016)

Total expenses after fees waived and/or reimbursed	1,118,574

Net investment income	3,926,365

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,803,495)
Investments — affiliated	(190,989)
Futures contracts	2,901,802
Foreign currency transactions	(68,449)
Forward foreign currency exchange contracts	(2,025,143)
Borrowed bonds	(242,809)
Options written	626,975
Swaps	(526,847)

(2,328,955)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(9,444,159)
Investments — affiliated	(348,367)
Futures contracts	(676)
Forward foreign currency exchange contracts	2,119,289
Foreign currency translations	(103,584)
Options written	(542,045)
Swaps	1,107,582
Borrowed bonds	577,947

(6,634,013)

Net realized and unrealized loss	(8,962,968)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,036,603)

See notes to financial statements.

FINANCIAL STATEMENTS	41

Consolidated Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.
	Six Months Ended 06/30/18 (unaudited)	Year Ended 12/31/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,926,365	$5,709,461
Net realized loss	(2,328,955)	(827,599)
Net change in unrealized appreciation (depreciation)	(6,634,013)	6,967,306

Net increase (decrease) in net assets resulting from operations	(5,036,603)	11,849,168

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(2,398,085)	(2,913,042)
Investor A	(830,162)	(1,812,480)
Investor C	(81,326)	(235,983)
Investor C1	(6,549)	(33,648)
Class K	(374,790)	(554,927)

Decrease in net assets resulting from distributions to shareholders	(3,690,912)	(5,550,080)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	83,971,211	54,883,600

NET ASSETS
Total increase in net assets	75,243,696	61,182,688
Beginning of period	234,304,048	173,121,360

End of period	$309,547,744	$234,304,048

Distributions in excess of net investment income, end of period	$(338,421)	$(573,874)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statement of Cash Flows  (unaudited)

Six Months Ended June 30, 2018

BlackRock Strategic Global Bond Fund

CASH USED FOR OPERATING ACTIVITIVES
Net increase in net assets resulting from operations	$(5,036,603)
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	515,440,962
Purchases of long-term investments	(601,472,617)
Proceeds from borrowed bonds	576,035
Payments for borrowed bonds	(9,114,238)
Premiums paid on closing options written	(1,493,624)
Premiums received from options written	6,675,519
Net Purchases of short-term securities	(13,195,173)
Amortization of premium and accretion of discount on investments and other fees	594,820
Net realized gain on investments	2,375,262
Net unrealized gain on investments, swaps and foreign currency translations	7,315,367
(Increase) decrease in assets:
Receivables:
Interest — unaffiliated	24,329
Dividends — unaffiliated	(1,807)
Dividends — affiliated	(13,539)
Swaps	6,780
From the Manager	(5,771)
Variation margin on futures contracts	65,934
Variation margin on centrally cleared swaps	(5,402)
Increase (decrease) in liabilities:
Cash received for OTC derivatives	2,205,000
Payables:
Investment advisory fees	3,165
Interest expense and fees	(30,469)
Service and distribution fees	(2,088)
Officer’s and Directors’ fees	(2,421)
Variation margin on futures contracts	(99,192)
Board realignment and consolidation	5,771
Swaps	7,819
Other affiliates	(286)
Offering costs	(408)
Other accrued expenses	138,307
Swap premiums received	(101,559)
Swap premiums paid	(423,280)
Prepaid expenses	(11,961)
Other assets	758

Net cash used for operating activities	(95,574,610)

CASH PROVIDED BY FINANCING ACTIVITIVES
Proceeds from issuance of Common Shares	126,469,597
Payments on redemption of Common Shares	(48,007,585)
Net borrowing of reverse repurchase agreements	30,835,172
Cash dividends paid to Common Shareholders	(676,277)
Increase in bank overdraft	19,708

Net cash provided by financing activities	108,640,615

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(93,023)

CASH AND FOREIGN CURRENCY
Net increase in restricted and unrestricted cash and foreign currency at value	12,972,982
Restricted and unrestricted foreign currency at value at beginning of year	8,173,829

Restricted and unrestricted foreign currency at value at end of year	$21,146,811

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$306,286

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	2,985,184

See notes to financial statements.

FINANCIAL STATEMENTS	43

Consolidated Statement of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2018

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH TO THE CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
	June 30, 2018	December 31, 2017
Cash pledged:
Options written	—	100,000
Futures contracts	604,798	1,365,798
Centrally cleared swaps	2,655,230	713,230
Foreign currency at value	17,886,783	5,994,801

	21,146,811	8,173,829

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.
	Institutional
	Six Months Ended 06/30/18 (a) (unaudited)		Year Ended December 31,
			2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of period	$6.01		$5.78		$5.65		$6.27		$6.30	$6.34

Net investment income(b)	0.09		0.19		0.16		0.08		0.10	0.16
Net realized and unrealized gain (loss)	(0.17)		0.23		0.13		(0.37)		(0.03)	(0.05)

Net increase (decrease) from investment operations	(0.08)		0.42		0.29		(0.29)		0.07	0.11

Distributions(c)
From net investment income	(0.08)		(0.19)		(0.16)		(0.31)		(0.10)	(0.10)
From return of capital	—		—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—		—	(0.05	)(d)

Total distributions	(0.08)		(0.19)		(0.16)		(0.33)		(0.10)	(0.15)

Net asset value, end of period	$5.85		$6.01		$5.78		$5.65		$6.27	$6.30

Total Return(e)
Based on net asset value	(1.30	)%(f)	7.30%		5.06%		(4.69)%		1.11%	1.84%

Ratios to Average Net Assets
Total expenses	1.05	%(g)(h)	1.16	%(i)	1.23	%(h)	1.18%		1.06%	1.08%

Total expenses after fees waived and/or reimbursed	0.74	%(g)(h)	0.77	%(i)	0.83	%(h)	0.89%		0.97%	0.97%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.53	%(g)(h)	0.59	%(i)	0.67	%(h)	0.88%		0.97%	0.97%

Net investment income	3.00	%(g)(h)	3.24	%(i)	2.75	%(h)	1.26%		1.65%	2.52%

Supplemental Data
Net assets, end of period (000)	$203,906		$139,220		$77,432		$23,843		$23,108	$20,820

Portfolio turnover rate	189	%(j)	432	%(j)	396	%(j)	477	%(j)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18	Year Ended December 31,
		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	327%	334%	401%

CONSOLIDATED FINANCIAL HIGHLIGHTS	45

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Investor A
	Six Months Ended 06/30/18 (a) (unaudited)		Year Ended December 31,
			2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of period	$6.00		$5.77		$5.64		$6.26		$6.30	$6.34

Net investment income(b)	0.08		0.18		0.14		0.06		0.09	0.14
Net realized and unrealized gain (loss)	(0.16)		0.22		0.13		(0.37)		(0.04)	(0.04)

Net increase (decrease) from investment operations	(0.08)		0.40		0.27		(0.31)		0.05	0.10

Distributions(c)
From net investment income	(0.08)		(0.17)		(0.14)		(0.29)		(0.09)	(0.09)
From return of capital	—		—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—		—	(0.05	)(d)

Total distributions	(0.08)		(0.17)		(0.14)		(0.31)		(0.09)	(0.14)

Net asset value, end of period	$5.84		$6.00		$5.77		$5.64		$6.26	$6.30

Total Return(e)
Based on net asset value	(1.42	)%(f)	7.04%		4.80%		(4.92)%		0.72%	1.62%

Ratios to Average Net Assets
Total expenses	1.37	%(g)(h)	1.48	%(i)	1.52	%(h)	1.40%		1.29%	1.30%

Total expenses after fees waived and/or reimbursed	0.99	%(g)(h)	1.04	%(i)	1.09	%(h)	1.13%		1.19%	1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78	%(g)(h)	0.84	%(i)	0.93	%(h)	1.12%		1.19%	1.19%

Net investment income	2.76	%(g)(h)	2.96	%(i)	2.40	%(h)	1.00%		1.44%	2.28%

Supplemental Data
Net assets, end of period (000)	$65,801		$64,615		$64,040		$59,339		$82,638	$71,968

Portfolio turnover rate	189	%(j)	432	%(j)	396	%(j)	477	%(j)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18	Year Ended December 31,
		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	327%	334%	401%

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Investor C
	Six Months Ended 06/30/18 (a) (unaudited)		Year Ended December 31,
			2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of period	$6.00		$5.77		$5.64		$6.26		$6.30	$6.34

Net investment income(b)	0.06		0.13		0.10		0.02		0.04	0.10
Net realized and unrealized gain (loss)	(0.17)		0.23		0.13		(0.37)		(0.04)	(0.05)

Net increase (decrease) from investment operations	(0.11)		0.36		0.23		(0.35)		—	0.05

Distributions(c)
Distributions from net investment income	(0.05)		(0.13)		(0.10)		(0.25)		(0.04)	(0.06)
From return of capital	—		—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—		—	(0.03	)(d)

Total distributions	(0.05)		(0.13)		(0.10)		(0.27)		(0.04)	(0.09)

Net asset value, end of period	$5.84		$6.00		$5.77		$5.64		$6.26	$6.30

Total Return(e)
Based on net asset value	(1.79	)%(f)	6.25%		4.02%		(5.65)%		(0.04)%	0.84%

Ratios to Average Net Assets
Total expenses	2.15	%(g)(h)	2.30	%(i)	2.35	%(h)	2.23%		2.09%	2.10%

Total expenses after fees waived and/or reimbursed	1.74	%(g)(h)	1.79	%(i)	1.84	%(h)	1.89%		1.96%	1.95%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53	%(g)(h)	1.59	%(i)	1.68	%(h)	1.88%		1.96%	1.95%

Net investment income	2.01	%(g)(h)	2.21	%(i)	1.64	%(h)	0.25%		0.70%	1.55%

Supplemental Data
Net assets, end of period (000)	$8,404		$9,625		$13,404		$14,326		$17,687	$19,944

Portfolio turnover rate	189	%(j)	432	%(j)	396	%(j)	477	%(j)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18	Year Ended December 31,
		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	327%	334%	401%

CONSOLIDATED FINANCIAL HIGHLIGHTS	47

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Investor C1
	Six Months Ended 06/30/18 (a) (unaudited)		Year Ended December 31,
			2017 (a)		2016 (a)		2015		2014	2013
Net asset value, beginning of period	$6.00		$5.77		$5.64		$6.25		$6.29	$6.33

Net investment income(b)	0.07		0.14		0.10		0.02		0.05	0.10
Net realized and unrealized gain (loss)	(0.17)		0.23		0.14		(0.36)		(0.05)	(0.04)

Net increase (decrease) from investment operations	(0.10)		0.37		0.24		(0.34)		—	0.06

Distributions(c)
From net investment income	(0.06)		(0.14)		(0.11)		(0.25)		(0.04)	(0.07)
From return of capital	—		—		—		(0.02)		—	—
In excess of net investment income	—		—		—		—		—	(0.03)

Total distributions	(0.06)		(0.14)		(0.11)		(0.27)		(0.04)	(0.10	)(d)

Net asset value, end of period	$5.84		$6.00		$5.77		$5.64		$6.25	$6.29

Total Return(e)
Based on net asset value	(1.69	)%(f)	6.46%		4.23%		(5.37)%		0.07%	0.95%

Ratios to Average Net Assets
Total expenses	2.03	%(g)(h)	2.10	%(i)	2.12	%(h)	1.95%		1.84%	1.85%

Total expenses after fees waived and/or reimbursed	1.54	%(g)(h)	1.59	%(i)	1.64	%(h)	1.77%		1.84%	1.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.33	%(g)(h)	1.39	%(i)	1.48	%(h)	1.77%		1.84%	1.85%

Net investment income	2.22	%(g)(h)	2.41	%(i)	1.73	%(h)	0.36%		0.82%	1.63%

Supplemental Data
Net assets, end of period (000)	$536		$690		$2,873		$3,670		$5,660	$7,166

Portfolio turnover rate	189	%(j)	432	%(j)	396	%(j)	477	%(j)	147%	144%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Taxable distribution.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18	Year Ended December 31,
		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	327%	334%	401%

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)
	Class K
	Six Months Ended 06/30/18 (a) (unaudited)		Year Ended December 31,				Period from 11/13/15 (b) to 12/31/15
			2017 (a)		2016 (a)
Net asset value, beginning of period	$6.01		$5.77		$5.65		$5.66

Net investment income(c)	0.09		0.19		0.16		0.01
Net realized and unrealized gain (loss)	(0.16)		0.24		0.12		(0.01)

Net increase from investment operations	(0.07)		0.43		0.28		0.00

Distributions(d)
From net investment income	(0.09)		(0.19)		(0.16)		—
From return of capital	—		—		—		(0.01)

Total distributions	(0.09)		(0.19)		(0.16)		(0.01)

Net asset value, end of period	$5.85		$6.01		$5.77		$5.65

Total Return(e)
Based on net asset value	(1.27	)%(f)	7.54%		4.93%		0.06	%(f)

Ratios to Average Net Assets
Total expenses	0.96	%(g)(h)	1.05	%(i)	1.02	%(h)	1.44	%(g)

Total expenses after fees waived and/or reimbursed	0.69	%(g)(h)	0.73	%(i)	0.71	%(h)	0.65	%(g)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.48	%(g)(h)	0.54	%(i)	0.55	%(h)	0.65	%(g)

Net investment income	3.04	%(g)(h)	3.27	%(i)	2.83	%(h)	1.92	%(g)

Supplemental Data
Net assets, end of period (000)	$30,901		$20,154		$15,372		$100

Portfolio turnover rate	189	%(j)	432	%(j)	396	%(j)	477	%(j)(k)

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(i)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Includes MDRs. Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/18	Year Ended December 31,
		2017	2016	2015
Portfolio turnover rate (excluding MDRs)	156%	327%	334%	401%

(k)	Portfolio turnover is representative of the Fund for the entire year.

CONSOLIDATED FINANCIAL HIGHLIGHTS	49

Notes to Consolidated Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as non-diversified. The Fund is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor C1 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A, Investor C and Investor C1 Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	(b)	None

(a)	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of Strategic Global Bond Fund (Cayman) (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	51

Notes to Consolidated Financial Statements  (unaudited) (continued)

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	TBA commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	53

Notes to Consolidated Financial Statements  (unaudited) (continued)

PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund is not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund was $33,908,979 and 1.60%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Fund’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$111,521	$(111,521)	$—	$—
BNP Paribas	9,113,182	(9,113,182)	—	—
Deutsche Bank Securities, Inc.	34,434,280	(34,434,280)	—	—
JPMorgan Chase Bank N.A.	1,547,219	(1,547,219)	—	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,725,960	(4,725,960)	—	—

	$49,932,162	$(49,932,162)	$—	$—

(a)

Net collateral, including accrued interest, with a value of $50,119,574 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Consolidated Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	55

Notes to Consolidated Financial Statements  (unaudited) (continued)

to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	57

Notes to Consolidated Financial Statements  (unaudited) (continued)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Distribution Fee	—	0.75%	0.55%
Service Fee	0.25%	0.25	0.25

For the six months ended June 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$80,345	$44,472	$2,582	$127,399

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended June 30, 2018, the Fund paid the following amounts to affiliates of Blackrock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$4

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended June 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$824	$1,154	$462	$13	$53	$2,506

For the six months ended June 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$81,107	$52,096	$8,675	$867	$153	$142,898

Other Fees: For the six months ended June 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,183.

For the six months ended June 30, 2018, affiliates received CDSCs as follows:

Investor A	Investor C
$674	$106

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the amount waived was $2,274.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the Fund waived $14,849 in investment advisory fees pursuant to these arrangements.

For the six months ended June 30, 2018, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $1,305.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.53%	0.78%	1.53%	1.33%	0.48%

Prior to March 29, 2018, the Manager contractually agreed to waive and/or reimburse fees or expenses as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.54%	0.79%	1.54%	1.34%	0.49%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2020, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2018, the Manager waived and/or reimbursed $337,256, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are shown as transfer agent fees waived — class specific, in the Consolidated Statement of Operations. For the six months ended June 30, 2018, the class specific expense waivers and/or reimbursements are as follows:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$38,680	$36,026	$6,452	$706	$152	$82,016

The Fund has begun to incur expenses in connection with a potential realignment and consolidation of the boards of directors of certain BlackRock-advised funds, including the Fund. The Manager has voluntarily agreed to reimburse the Fund for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the six months ended June 30, 2018, the amount waived reimbursed was $5,771.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	59

Notes to Consolidated Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended June 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Directors and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$116,039	$359,312.35	$11,905

7.	PURCHASES AND SALES

For the six months ended June 30, 2018, purchases and sales of investments including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$429,363,851	$439,803,207
U.S. Government Securities	169,033,638	78,372,534

For the six months ended June 30, 2018, purchases and sales related to mortgage dollar rolls were $93,039,258 and $93,101,479, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

As of December 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
No expiration date(a)	$2,450,908
2018	1,131,250

Total	$3,582,158

(a)	Must be utilized prior to losses subject to expiration.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$373,597,152

Gross unrealized appreciation	$14,941,963
Gross unrealized depreciation	(18,539,092)

Net unrealized appreciation	$(3,597,130)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

taxation of RIC shareholders. While management does not anticipate significant impact to the Fund or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Fund’s financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2018, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	61

Notes to Consolidated Financial Statements  (unaudited) (continued)

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/18		Year Ended 12/31/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	16,721,498	$100,650,670	17,351,062	$103,922,525
Shares issued in reinvestment of distributions	349,238	2,091,722	391,915	2,343,317
Shares redeemed	(5,366,568)	(32,248,936)	(7,973,384)	(47,189,480)

Net increase	11,704,168	$70,493,456	9,769,593	$59,076,362

Investor A
Shares sold	2,631,946	$15,608,146	3,174,584	$18,957,409
Shares issued in reinvestment of distributions	120,544	723,291	262,280	1,565,825
Shares redeemed	(2,253,145)	(13,394,308)	(3,768,153)	(22,332,767)

Net increase (decrease)	499,345	$2,937,129	(331,289)	$(1,809,533)

Investor C
Shares sold	124,592	$753,567	250,396	$1,487,643
Shares issued in reinvestment of distributions	11,874	71,241	35,115	209,294
Shares redeemed	(301,301)	(1,819,399)	(1,004,638)	(5,955,006)

Net decrease	(164,835)	$(994,591)	(719,127)	$(4,258,069)

Investor C1
Shares sold	2,612	$15,507	5,016	$29,891
Shares issued in reinvestment of distributions	1,087	6,525	3,828	22,754
Shares redeemed	(26,920)	(159,903)	(391,946)	(2,323,481)

Net decrease	(23,221)	$(137,871)	(383,102)	$(2,270,836)

Class K
Shares sold	2,003,544	$12,109,372	692,986	$4,142,373
Shares issued in reinvestment of distributions	15,593	92,405	2,264	13,526
Shares redeemed	(88,621)	(528,689)	(1,727)	(10,223)

Net increase	1,930,516	$11,673,088	693,523	$4,145,676

Total Net Increase	13,945,973	$83,971,211	9,029,598	$54,883,600

As of June 30, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 17,668 Class K Shares.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	63

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager and (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited (together, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. The Board’s consideration of the Agreements is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the second quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	65

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. This expense cap reduction was implemented on March 29, 2018.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2019, and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Robert M. Hernandez, Chair of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Honorable Stuart E. Eizenstat, Director

Henry Gabbay, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

John F. O’Brien, Director

Donald C. Opatrny, Director

Robert Fairbairn, Director

John M. Perlowski, Director and President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective May 08, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisors

BlackRock International Limited

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	67

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	69

Glossary of Terms Used in this Report

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)
ARB	Airport Revenue Bonds
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
ETF	Exchange-Traded Fund
EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
OTC	Over-the-Counter
PLN	Polish Zloty
RB	Revenue Bonds
RUB	Russian Ruble
SEK	Swedish Krona
S&P	S&P Global Ratings
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-6/18-SAR

Item 2 – Code of Ethics – Not Applicable to this semi-annual report

Item 3 – Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 – Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments

      (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

      (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Strategic Global Bond Fund, Inc.

Date: September 4, 2018

4